NEUBERGER BERMAN EQUITY FUNDS

STATEMENT OF ADDITIONAL INFORMATION

Investor Class Shares, Trust Class Shares, Advisor Class Shares, and Institutional Class Shares

DATED DECEMBER 19, 2003, AS AMENDED FEBRUARY 9, 2004

Neuberger Berman Century Fund	Neuberger Berman Fasciano Fund
Neuberger Berman Focus Fund	Neuberger Berman Genesis Fund
Neuberger Berman Guardian Fund	Neuberger Berman International Fund
Neuberger Berman Manhattan Fund	Neuberger Berman Millennium Fund
Neuberger Berman Partners Fund	Neuberger Berman Real Estate Fund
Neuberger Berman Regency Fund	Neuberger Berman Socially Responsive Fund

605 Third Avenue, 2nd Floor, New York, NY 10158-0180
Toll-Free 800-877-9700

      Neuberger Berman Century Fund, Neuberger Berman Fasciano Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund, Neuberger Berman Manhattan Fund, Neuberger Berman Millennium Fund, Neuberger Berman Partners Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Regency Fund, and Neuberger Berman Socially Responsive Fund (each a “Fund”) are mutual funds that offer shares pursuant to Prospectuses dated December 19, 2003.

      The Prospectus for your share class provides more information about the Funds that you should know before investing. You can get a free copy of the Prospectus for your share class from Neuberger Berman Management Inc. (“NB Management”), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling 800-877-9700. You should read the Prospectus carefully before investing.

      This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus for your share class.

      No person has been authorized to give any information or to make any representations not contained in the Prospectuses or in this SAI in connection with the offering made by the Prospectuses, and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its distributor. The Prospectuses and this SAI do not constitute an offering by a Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

      The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman, LLC. “Neuberger Berman Management Inc.” and the fund names in this SAI are either service marks or registered service marks of Neuberger Berman Management Inc. ©2003 Neuberger Berman Management Inc. All rights reserved.

TABLE OF CONTENTS
Page
INVESTMENT INFORMATION	3
Investment Policies and Limitations	3
Cash Management and Temporary Defensive Positions	7
PERFORMANCE INFORMATION	34
Average Annual Total Return Computations	34
Average Annual Total Return After Taxes on Distributions	38
Average Annual Total Return After Taxes on Distributions and Sale of Fund Shares	40
CERTAIN RISK CONSIDERATIONS	42
TRUSTEES AND OFFICERS	42
INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES	56
Investment Manager and Administrator	56
Sub-Adviser	65
Investment Companies Managed	67
Codes of Ethics	69
Management and Control of NB Management and Neuberger Berman	70
DISTRIBUTION ARRANGEMENTS	70
Distribution Agreement (Trust Class Only)	71
Distribution Agreement (Advisor Class Only)	72
ADDITIONAL PURCHASE INFORMATION	74
Share Prices and Net Asset Value (All Classes)	74
Automatic Investing and Dollar Cost Averaging	75
ADDITIONAL EXCHANGE INFORMATION	75
ADDITIONAL REDEMPTION INFORMATION	79
Suspension of Redemptions	79
Redemptions in Kind	80
DIVIDENDS AND OTHER DISTRIBUTIONS	80
ADDITIONAL TAX INFORMATION	81
Taxation of the Funds	81
Taxation of the Funds' Shareholders	85
FUND TRANSACTIONS	85
Portfolio Turnover	95
Proxy Voting	95
REPORTS TO SHAREHOLDERS	96
ORGANIZATION, CAPITALIZATION AND OTHER MATTERS	96
CUSTODIAN AND TRANSFER AGENT	97
INDEPENDENT AUDITORS	97
LEGAL COUNSEL	98
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	98
REGISTRATION STATEMENT	99
FINANCIAL STATEMENTS	111
Appendix A	1
RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER	1

INVESTMENT INFORMATION

        Each Fund is a separate operating series of Neuberger Berman Equity Funds (“Trust”), a Delaware statutory trust that is registered with the Securities and Exchange Commission (“SEC”) as a diversified, open-end management investment company.

        The Neuberger Berman Real Estate Fund began operations on May 1, 2002.

        At the close of business on March 23, 2001, Neuberger Berman Fasciano Fund acquired all of the assets and assumed all of the liabilities of Fasciano Fund, Inc. Financial and performance information in this SAI for Neuberger Berman Fasciano Fund prior to March 24, 2001 is that of its predecessor, Fasciano Fund, Inc.

        Through December 15, 2000, the Funds’ Advisor Class, Investor Class, Trust Class, and Institutional Class (each a “Class”) units of beneficial interest (“shares”) were organized as feeder funds in a master-feeder structure rather than a multiple-class structure. As feeder funds their names were Neuberger Berman Equity Assets, Neuberger Berman Equity Funds, Neuberger Berman Equity Trust, and Neuberger Berman Equity Series, respectively. For those Funds, financial and performance information in this SAI for periods prior to December 16, 2000 is that of the predecessor feeder funds.

        The following information supplements the discussion in the Prospectuses of the investment objective, policies, and limitations of each Fund. The investment objective and, unless otherwise specified, the investment policies and limitations of each Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust (“Fund Trustees”) without shareholder approval. The fundamental investment policies and limitations of a Fund may not be changed without the approval of the lesser of:

            (1)   67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding Fund shares are represented, or

            (2)   a majority of the outstanding shares of the Fund.

        These percentages are required by the Investment Company Act of 1940 (“1940 Act”) and are referred to in this SAI as a “1940 Act majority vote.”

Investment Policies and Limitations

        Except as set forth in the limitation on borrowing, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Fund.

        The following investment policies and limitations are fundamental and apply to all Funds unless otherwise indicated:

         1.   Borrowing (All Funds except Neuberger Berman International Fund). No Fund may borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of a Fund’s total assets, that Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

        Borrowing (Neuberger Berman International Fund). The Fund may not borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes and for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of the Fund’s total assets, the Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

        2.   Commodities (All Funds except Neuberger Berman International Fund). No Fund may purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

        Commodities (Neuberger Berman International Fund). The Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts, options (including options on futures contracts, but excluding options or futures contracts on physical commodities), foreign currencies or forward contracts, or from investing in securities of any kind.

        3.    Diversification (All Funds except Neuberger Berman Focus Fund and Neuberger Berman Real Estate Fund). No Fund may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (“U.S. Government and Agency Securities”), or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

        Diversification (Neuberger Berman Focus Fund and Neuberger Berman Real Estate Fund). Each Fund is non-diversified under the 1940 Act.

        4.   Industry Concentration (All Funds except Neuberger Berman Real Estate Fund). No Fund may purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

        Industry Concentration (Neuberger Berman Real Estate Fund). The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, except that the Fund will invest greater than 25% of its total assets in the real estate industry. This limitation does not apply to U.S. Government and Agency Securities.

        5.    Lending.        No Fund may lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

        6.    Real Estate (All Funds except Neuberger Berman International Fund and Neuberger Berman Real Estate Fund). No Fund may purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

        Real Estate (Neuberger Berman International Fund). The Fund may not invest any part of its total assets in real estate or interests in real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing readily marketable securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

        Real Estate (Neuberger Berman Real Estate Fund). The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Fund may (i) invest in securities of issuers that mortgage, invest or deal in real estate or interests therein, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.

        7.    Senior Securities. No Fund may issue senior securities, except as permitted under the 1940 Act.

        8.    Underwriting.        No Fund may underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (“1933 Act”).

        For purposes of the limitation on commodities, the Funds do not consider foreign currencies or forward contracts to be physical commodities.

        Each Fund (except Neuberger Berman International, Neuberger Berman Millennium, and Neuberger Berman Socially Responsive Funds) has the following fundamental investment policy:

      Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

     Neuberger Berman Millennium Fund and Neuberger Berman Socially Responsive Fund have the following fundamental investment policy:

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its net investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

        Neuberger Berman International Fund has the following fundamental investment policy:

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its net investable assets in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

The following investment policies and limitations are non-fundamental and apply to all Funds unless otherwise indicated:

         1.   Borrowing (All Funds except Neuberger Berman International Fund). None of these Funds may purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

         2.   Lending. Except for the purchase of debt securities and engaging in repurchase agreements, no Fund may make any loans other than securities loans.

         3.   Margin Transactions. No Fund may purchase securities on margin from brokers or other lenders, except that a Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

         4.   Foreign Securities (All Funds except Neuberger Berman Century, Neuberger Berman International and Neuberger Berman Millennium Funds). None of these Funds may invest more than 10% of the value of its total assets in securities denominated in foreign currency.

        Foreign Securities (Neuberger Berman Century Fund and Neuberger Berman Millennium Fund). None of these Funds may invest more than 20% of the value of its total assets in securities denominated in foreign currency.

        These policies do not limit investment in American Depository Receipts (“ADRs”) and similar instruments denominated in U.S. dollars, where the underlying security may be denominated in a foreign currency.

         5.   Illiquid Securities. No Fund may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

         6.   Pledging (Neuberger Berman Genesis and Neuberger Berman Guardian Funds). Neither of these Funds may pledge or hypothecate any of its assets, except that (i) Neuberger Berman Genesis Fund may pledge or hypothecate up to 15% of its total assets to collateralize a borrowing permitted under fundamental policy 1 above or a letter of credit issued for a purpose set forth in that policy and (ii) each Fund may pledge or hypothecate up to 5% of its total assets in connection with its entry into any agreement or arrangement pursuant to which a bank furnishes a letter of credit to collateralize a capital commitment made by the Fund to a mutual insurance company of which the Fund is a member. The other Funds are not subject to any restrictions on their ability to pledge or hypothecate assets and may do so in connection with permitted borrowings.

         7.   Investments in Any One Issuer (Neuberger Berman Focus Fund and Neuberger Berman Real Estate Fund). At the close of each quarter of the Fund’s taxable year, (i) no more than 25% of its total assets may be invested in the securities of a single issuer and (ii) with regard to 50% of its total assets, no more than 5% of its total assets may be invested in the securities of a single issuer. These limitations do not apply to U.S. Government securities, as defined for tax purposes, or securities of another regulated investment company (“RIC”).

         8.   Social Policy (Neuberger Berman Socially Responsive Fund). The Fund may not purchase securities of issuers who derive more than 5% of their total revenue from alcohol, tobacco, gambling, or weapons or that are involved in nuclear power.

         9.   Equity Securities. Each Fund normally invests at least 80% of its net assets in equity securities. Although this is a non-fundamental policy, the Trustees will not change this policy without 60 days notice to shareholders. As used in this policy, “assets” means net assets plus the amount of any borrowing for investment purposes. (Only Neuberger Berman International Fund may borrow for investment purposes.)

Cash Management and Temporary Defensive Positions. For temporary defensive purposes, or to manage cash pending investment or payout, each Fund (except Neuberger Berman Socially Responsive Fund and Neuberger Berman International Fund) may invest up to 100% of its total assets in cash and cash equivalents, U.S. Government and Agency Securities, commercial paper, and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

         For temporary defensive purposes, or to manage cash pending investment or payout, any part of Neuberger Berman Socially Responsive Fund’s assets may be retained temporarily in U.S. Government and Agency Securities, investment grade fixed income securities of non-governmental issuers, repurchase agreements, money market instruments, commercial paper, and cash and cash equivalents. Generally, the foregoing temporary investments for Neuberger Berman Socially Responsive Fund are selected with a concern for the social impact of each investment.

        For temporary defensive purposes, or to manage cash pending investment or payout, Neuberger Berman International Fund may invest up to 100% of its total assets in short-term foreign and U.S. investments, such as cash or cash equivalents, commercial paper, short-term bank obligations, U.S. Government and Agency Securities, and repurchase agreements. Neuberger Berman International Fund may also invest in such instruments to increase liquidity or to provide collateral to be held in segregated accounts.

        Pursuant to an exemptive order received from the SEC, each Fund also may invest up to 25% of its total assets in shares of a money market fund managed by NB Management, to manage uninvested cash and cash collateral received in connection with securities lending. The money market fund does not invest in accordance with Neuberger Berman Socially Responsive Fund’s Social Policy.

Additional Investment Information

        Some or all of the Funds, as indicated below, may make the following investments, among others; some of which are part of the Fund’s principal investment strategies and some of which are not. The principal risks of each Fund’s principal strategies are discussed in the Prospectuses. They may not buy all of the types of securities or use all of the investment techniques that are described.

        Illiquid Securities (All Funds). Illiquid securities are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless NB Management, acting pursuant to guidelines established by the trustees of the Trust, determines they are liquid. Most such securities held by the Funds are deemed liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid. Illiquid securities may be difficult for a Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Funds may be subject to legal restrictions which could be costly to the Funds.

        Policies and Limitations. Each Fund may invest up to 15% of its net assets in illiquid securities.

        Repurchase Agreements (All Funds). In a repurchase agreement, a Fund purchases securities from a bank that is a member of the Federal Reserve System (or, in the case of Neuberger Berman International Fund, also from a foreign bank or a U.S. branch or agency of a foreign bank) or from a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. NB Management monitors the creditworthiness of sellers. If Neuberger Berman International Fund enters into a repurchase agreement subject to foreign law and the counter party defaults, that Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and may suffer delays and losses in disposing of the collateral as a result.

        Policies and Limitations. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities. No Fund may enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. A Fund may enter into a repurchase agreement only if (1) the underlying securities are of a type that the Fund’s investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund’s account by its custodian or a bank acting as the Fund’s agent.

        Securities Loans (All Funds). Each Fund may lend securities to banks, brokerage firms, and other institutional investors judged creditworthy by NB Management, provided that cash or equivalent collateral, equal to at least 102% of the market value of the loaned securities, is continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. NB Management believes the risk of loss on these transactions is slight because if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Funds can loan securities through a separate operating unit of Neuberger Berman or an affiliate of Neuberger Berman, acting as agent. The Funds also can loan securities to Neuberger Berman and its affiliates (other than NB Management), subject to the conditions of the SEC order.

        Policies and Limitations. Each Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by NB Management. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees. The collateral, which must be marked to market daily, must be equal to at least 102% of the market value of the loaned securities, which will also be marked to market daily. Securities lending by Neuberger Berman Socially Responsive Fund is not subject to the Social Policy.

        Restricted Securities and Rule 144A Securities (All Funds). Each Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund’s illiquidity. NB Management, acting under guidelines established by the Fund Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

        Where registration is required, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.

        Policies and Limitations. To the extent restricted securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to each Fund’s 15% limit on investments in illiquid securities.

        Reverse Repurchase Agreements (All Funds). In a reverse repurchase agreement, a Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

        Policies and Limitations. Reverse repurchase agreements are considered borrowings for purposes of each Fund’s investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, a Fund will deposit in a segregated account with its custodian cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Fund’s obligations under the agreement.

        Leverage (Neuberger Berman International Fund). The Fund may make investments while borrowings are outstanding. Leverage creates an opportunity for increased total return but, at the same time, creates special risk considerations. For example, leverage may amplify changes in the Fund’s net asset value (“NAV”). Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for the Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s total return will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to the Fund’s shareholders as dividends will be reduced. Reverse repurchase agreements create leverage and are considered borrowings for purposes of the Fund’s investment limitations.

        Policies and Limitations. Generally, the Fund does not intend to use leverage for investment purposes. It may, however, use leverage to purchase securities needed to close out short sales entered into for hedging purposes and to facilitate other hedging transactions.

        Foreign Securities (All Funds). Each Fund may invest in U.S. dollar-denominated securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as investors.

        Each Fund also may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers’ acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results on portfolio transactions.

        Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

        Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

        Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

        The Funds may invest in ADRs, European Depository Receipts (EDRs), Global Depository Receipts (GDRs), and International Depository Receipts (IDRs). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs are less likely to reflect the effect of such information. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

        Policies and Limitations. To limit the risks inherent in investing in foreign currency denominated securities, a Fund (except Neuberger Berman Century, Neuberger Berman International, and Neuberger Berman Millennium Funds) may not purchase any such security if, as a result, more than 10% of its total assets (taken at market value) would be invested in foreign currency denominated securities. Each of Neuberger Berman Century and Neuberger Berman Millennium Funds may not purchase foreign currency denominated securities if, as a result, more than 20% of its total assets (taken at market value) would be invested in such securities. Within those limitations, however, none of these Funds is restricted in the amount it may invest in securities denominated in any one foreign currency. Neuberger Berman International Fund invests primarily in foreign securities.

        Investments in securities of foreign issuers are subject to each Fund’s quality standards. Each Fund (except Neuberger Berman International Fund) may invest only in securities of issuers in countries whose governments are considered stable by NB Management.

        Forward Commitments and When-Issued Securities (Neuberger Berman International Fund). The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily within two months, although the Fund may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

        When-issued purchases and forward commitment transactions enable the Fund to “lock in” what NB Management believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the other party fails to complete the trade, the Fund may lose the opportunity to obtain a favorable price.

        The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment to sell remains in effect.

        Policies and Limitations. The Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it has been entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions.

        When the Fund purchases securities on a when-issued or forward commitment basis, the Fund will deposit in a segregated account with its custodian, until payment is made, appropriate liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued purchases and forward commitment transactions.

        Technology Securities (All Funds). These include the securities of companies substantially engaged in offering, using, or developing products, processes, or services that provide, or that benefit significantly from, technological advances or that are expected to do so. Technology-related businesses include, among others: computer products, software, and electronic components; computer services; telecommunications; networking; Internet; and biotechnology, pharmaceuticals or medical technology. The products or services offered by issuers of technology securities quickly may become obsolete in the face of technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. In addition, technology companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing which may increase their volatility. Competitive pressures in the technology-related industries also may have a significant effect on the performance of technology securities.

        The issuers of technology securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be subject to intense competition from larger or more established companies.

Futures Contracts, Options on Futures Contracts, Options on Securities and Indices,
Forward Contracts, and Options on Foreign
Currencies (collectively, “Financial Instruments”)

        Futures Contracts and Options Thereon (All Funds). Each of Neuberger Berman Century, Neuberger Berman Millennium, Neuberger Berman Real Estate and Neuberger Berman Socially Responsive Funds may purchase and sell single stocks and interest rate futures contracts, stock and bond index futures contracts (including those on a narrow-based index), and foreign currency futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits each Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. These Funds view investment in (i) single stock interest rate and securities index futures and options thereon as a maturity management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Fund.

        Neuberger Berman International Fund may enter into futures contracts and options on currencies, single stocks, debt securities, interest rates, and securities indices (including those on a narrow-based index) that are traded on exchanges regulated by the Commodity Futures Trading Commission (“CFTC”) or on foreign exchanges. Trading on foreign exchanges is subject to the legal requirements of the jurisdiction in which the exchange is located and to the rules of such foreign exchange.

        Neuberger Berman International Fund may sell futures contracts to offset a possible decline in the value of its portfolio securities. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the portfolio securities declines and will tend to fall when the value of such securities increases. The Fund may purchase futures contracts to fix what NB Management believes to be a favorable price for securities the Fund intends to purchase. If a futures contract is purchased by the Fund, the value of the contract will tend to change together with changes in the value of such securities. To compensate for anticipated differences in volatility between positions Neuberger Berman International Fund wishes to hedge and the standardized futures contracts available to it, the Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge.

        With respect to currency futures, Neuberger Berman International Fund may sell a futures contract or a call option, or it may purchase a put option on such futures contract, if NB Management anticipates that exchange rates for a particular currency will fall. Such a transaction will be used as a hedge (or, in the case of a sale of a call option, a partial hedge) against a decrease in the value of portfolio securities denominated in that currency. If NB Management anticipates that a particular currency will rise, Neuberger Berman International Fund may purchase a currency futures contract or a call option to protect against an increase in the price of securities that are denominated in that currency and that the Fund intends to purchase. The Fund may also purchase a currency futures contract or a call option thereon for non-hedging purposes when NB Management anticipates that a particular currency will appreciate in value, but securities denominated in that currency do not present an attractive investment and are not included in the Fund.

        For purposes of managing cash flow, each Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon, to increase its exposure to the performance of a recognized securities index, such as the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”).

        A “sale” of a futures contract (or a “short” futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

    U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as “contract markets” by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. In both U.S. and foreign markets, an exchange’s affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

        Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currency whenever it appears economically advantageous for it to do so.

        “Margin” with respect to a futures contract is the amount of assets that must be deposited by a Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate and maintain the Fund’s futures positions. The margin deposit made by the Fund when it enters into a futures contract (“initial margin”) is intended to assure its performance of the contract. If the price of the futures contract changes — increases in the case of a short (sale) position or decreases in the case of a long (purchase) position — so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Fund will be required to make an additional margin deposit (“variation margin”). However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess variation margin will be paid to the Fund. In computing their NAVs, the Funds mark to market the value of their open futures positions. Each Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased). If the futures commission merchant or broker holding the margin deposit goes bankrupt, the Fund could suffer a delay in recovering its funds and could ultimately suffer a loss.

        An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

        Although each Fund believes that the use of futures contracts and options will benefit it, if NB Management’s judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund’s overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying a Fund’s futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

        Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited.

        Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it thus does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by a Fund, it could have an adverse impact on the NAV of the Fund.

        Single stock and narrow-based security index futures, and options thereon, have not been permitted to trade in the United States until very recently. Therefore, it may be very difficult, at least initially, to predict how the markets in these instruments will behave, particularly in unusual circumstances. In addition, as some of the markets on which such instruments will trade are also new (such as derivatives transaction execution facilities or “DTEFs”), they have no operating history. In addition, DTEFs are principal markets; therefore, no clearing house in effect guarantees performance of the counter party to a contract executed on a DTEF.

        Policies and Limitations. Neuberger Berman Century, Neuberger Berman Millennium, Neuberger Berman Real Estate and Neuberger Berman Socially Responsive Funds each may purchase and sell futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against prevailing currency exchange rates. These Funds do not engage in transactions in futures and options on futures for speculation. The use of futures and options on futures by Neuberger Berman Socially Responsive Fund is not subject to the Social Policy.

        Neuberger Berman International Fund may purchase and sell futures for bona fide hedging purposes, as defined in regulations of the CFTC, and for non-hedging purposes (i.e., in an effort to enhance income). The Fund may also purchase and write put and call options on such futures contracts for bona fide hedging and non-hedging purposes.

        Each Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon. For purposes of managing cash flow, the managers may use such futures and options to increase the funds’ exposure to the performance of a recognized securities index, such as the S&P 500 Index.

        Call Options on Securities (All Funds). Neuberger Berman Century, Neuberger Berman International, Neuberger Berman Millennium, Neuberger Berman Real Estate and Neuberger Berman Socially Responsive Funds may write covered call options and may purchase call options on securities. Each of the other Funds may write covered call options and may purchase call options in related closing transactions. The purpose of writing call options is to hedge (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV) or to earn premium income. Portfolio securities on which call options may be written and purchased by a Fund are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.

        When a Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.

        The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk but is capable of enhancing the Funds’ total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

        If a call option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

        When a Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.

        Policies and Limitations. Each Fund may write covered call options and may purchase call options on securities. Each Fund may also write covered call options and may purchase call options in related closing transactions. Each Fund writes only “covered” call options on securities it owns (in contrast to the writing of “naked” or uncovered call options, which the Funds will not do).

        A Fund would purchase a call option to offset a previously written call option. Each of Neuberger Berman Century, Neuberger Berman Millennium, Neuberger Berman Real Estate and Neuberger Berman Socially Responsive Funds also may purchase a call option to protect against an increase in the price of the securities it intends to purchase. The use of call options on securities by Neuberger Berman Socially Responsive Fund is not subject to the Social Policy. Neuberger Berman International Fund may purchase call options for hedging or non-hedging purposes.

        Put Options on Securities (Neuberger Berman Century, Neuberger Berman Guardian, Neuberger Berman International, Neuberger Berman Millennium, Neuberger Berman Real Estate and Neuberger Berman Socially Responsive Funds). Each of these Funds may write and purchase put options on securities. Each of Neuberger Berman Century, Neuberger Berman Guardian, Neuberger Berman International, Neuberger Berman Millennium, and Neuberger Berman Socially Responsive Fund will receive a premium for writing a put option, which obligates the Fund to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund may be obligated to purchase the underlying security at more than its current value.

        When Neuberger Berman Century, Neuberger Berman Guardian, Neuberger Berman International, Neuberger Berman Millennium, Neuberger Berman Real Estate or Neuberger Berman Socially Responsive Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

        Portfolio securities on which put options may be written and purchased by Neuberger Berman Century, Neuberger Berman Guardian, Neuberger Berman International, Neuberger Berman Millennium, Neuberger Berman Real Estate, or Neuberger Berman Socially Responsive Fund are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

        Policies and Limitations. Neuberger Berman Century, Neuberger Berman Guardian, Neuberger Berman International, Neuberger Berman Millennium, Neuberger Berman Real Estate and Neuberger Berman Socially Responsive Funds generally write and purchase put options on securities for hedging purposes (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV). However, Neuberger Berman International Fund also may use put options for non-hedging purposes. The use of put options on securities by Neuberger Berman Socially Responsive Fund is not subject to the Social Policy.

        General Information About Securities Options. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. Neuberger Berman International Fund also may purchase and sell European-style options, which are exercisable only immediately prior to their expiration date. The obligation under any option written by a Fund terminates upon expiration of the option or, at an earlier time, when the Fund offsets the option by entering into a “closing purchase transaction” to purchase an option of the same series. If an option is purchased by a Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

        Options are traded both on U.S. national securities exchanges and in the over-the-counter (“OTC”) market. Neuberger Berman International Fund also may purchase and sell options that are traded on foreign exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between a Fund and a counter party, with no clearing organization guarantee. Thus, when a Fund sells (or purchases) an OTC option, it generally will be able to “close out” the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless a Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter party’s insolvency, a Fund may be unable to liquidate its options position and the associated cover. NB Management monitors the creditworthiness of dealers with which a Fund may engage in OTC options transactions.

        The premium a Fund receives or pays when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by a Fund for writing an option is recorded as a liability on the Fund’s statement of assets and liabilities. This liability is adjusted daily to the option’s current market value.

        Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits Neuberger Berman Century, Neuberger Berman International, Neuberger Berman Millennium, Neuberger Berman Real Estate and Neuberger Berman Socially Responsive Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that a Fund will be able to effect closing transactions at favorable prices. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

        A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

        A Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, Neuberger Berman Century, Neuberger Berman International, Neuberger Berman Millennium, Neuberger Berman Real Estate or Neuberger Berman Socially Responsive Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its Fund. In those cases, additional brokerage commissions are incurred.

        The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

        Policies and Limitations. Each Fund may use American-style options. Neuberger Berman International Fund may also purchase and sell European-style options and may purchase and sell options that are traded on foreign exchanges.

        The assets used as cover (or held in a segregated account) for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

        The use of put and call options by Neuberger Berman Socially Responsive Fund is not subject to the Social Policy.

        Put and Call Options on Securities Indices (All Funds). Neuberger Berman International Fund may purchase put and call options on securities indices for the purpose of hedging against the risk of price movements that would adversely affect the value of the Fund’s securities or securities the Fund intends to buy. The Fund may write securities index options to close out positions in such options that it has purchased.

        For purposes of managing cash flow, each Fund may purchase put and call options on securities indices to increase the Fund’s exposure to the performance of a recognized securities index, such as the S&P 500 Index.

        Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (1) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date (2) multiplied by a fixed “index multiplier.” A securities index fluctuates with changes in the market values of the securities included in the index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange (“NYSE”), the American Stock Exchange, and other U.S. and foreign exchanges.

        The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indices on which options are available.

        Securities index options have characteristics and risks similar to those of securities options, as discussed herein.

        Policies and Limitations. Neuberger Berman International Fund may purchase put and call options on securities indices for the purpose of hedging. All securities index options purchased by the Fund will be listed and traded on an exchange. The Fund currently does not expect to invest a substantial portion of its assets in securities index options.

        For purposes of managing cash flow, each Fund may purchase put and call options on securities indices to increase the Fund’s exposure to the performance of a recognized securities index, such as the S&P 500 Index. All securities index options purchased by the Funds will be listed and traded on an exchange.

        Foreign Currency Transactions (All Funds). Each Fund may enter into contracts for the purchase or sale of a specific currency at a future date (usually less than one year from the date of the contract) at a fixed price (“forward contracts”). The Funds also may engage in foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

        The Funds (other than Neuberger Berman International Fund) enter into forward contracts in an attempt to hedge against changes in prevailing currency exchange rates. These Funds do not engage in transactions in forward contracts for speculation; they view investments in forward contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by a Fund or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

        Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

        At the consummation of a forward contract to sell currency, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

        NB Management believes that the use of foreign currency hedging techniques, including “proxy-hedges,” can provide significant protection of NAV in the event of a general rise or decrease in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

        However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if NB Management is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established. If a Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward contracts to protect the value of a Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. A Fund may experience delays in the settlement of its foreign currency transactions.

        Neuberger Berman International Fund may purchase securities of an issuer domiciled in a country other than the country in whose currency the instrument is denominated. The Fund may invest in securities denominated in the European Currency Unit, commonly referred to as the “Euro” (“ECU”), which is a “basket” consisting of a specified amount of the currencies of certain of the member states of the European Union. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Union from time to time to reflect changes in relative values of the underlying currencies. The market for ECUs may become illiquid at times of uncertainty or rapid change in the European currency markets, limiting the Fund’s ability to prevent potential losses. In addition, Neuberger Berman International Fund may invest in securities denominated in other currency baskets.

        Policies and Limitations. The Funds (other than Neuberger Berman International Fund) may enter into forward contracts for the purpose of hedging and not for speculation. The use of forward contracts by Neuberger Berman Socially Responsive Fund is not subject to the Social Policy.

        Neuberger Berman International Fund may enter into forward contracts for hedging or non-hedging purposes. When the Fund engages in foreign currency transactions for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency. Neuberger Berman International Fund may also purchase and sell forward contracts for non-hedging purposes when NB Management anticipates that a foreign currency will appreciate or depreciate in value, but securities in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio.

        Options on Foreign Currencies (All Funds). Each Fund may write and purchase covered call and put options on foreign currencies. Neuberger Berman International Fund may write (sell) put and covered call options on any currency in order to realize greater income than would be realized on portfolio securities alone.

        Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

        Policies and Limitations. A Fund would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, Neuberger Berman International Fund may purchase put and call options on foreign currencies for non-hedging purposes when NB Management anticipates that a currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not included in the Fund. The use of options on currencies by Neuberger Berman Socially Responsive Fund is not subject to the Social Policy.

        Regulatory Limitations on Using Financial Instruments. To the extent a Fund sells or purchases futures contracts or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are “in-the-money”) may not exceed 5% of the Fund’s net assets.

        Cover for Financial Instruments. Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covering”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

        Securities held in a segregated account cannot be sold while the futures, options, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of a Fund’s assets could impede Fund management or the Fund’s ability to meet current obligations. A Fund may be unable to promptly dispose of assets that cover, or are segregated with respect to, an illiquid futures, options, or forward position; this inability may result in a loss to the Fund.

        Policies and Limitations. Each Fund will comply with SEC guidelines regarding “cover” for Financial Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities.

        General Risks of Financial Instruments. The primary risks in using Financial Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by a Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select a Fund’s securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of a Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. There can be no assurance that a Fund’s use of Financial Instruments will be successful.

        Each Fund’s use of Financial Instruments may be limited by the provisions of the Internal Revenue Code of 1986, as amended (“Code”), with which it must comply if the Fund is to continue to qualify as a regulated investment company (“RIC”). See “Additional Tax Information.” Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

        Policies and Limitations. When hedging, NB Management intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of a Fund’s underlying securities or currency. NB Management intends to reduce the risk that a Fund will be unable to close out Financial Instruments by entering into such transactions only if NB Management believes there will be an active and liquid secondary market.

        Short Sales (Neuberger Berman International Fund). Neuberger Berman International Fund may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities that NB Management believes possess volatility characteristics similar to those being hedged. The Fund also may use short sales in an attempt to realize gain. To effect a short sale, the Fund borrows a security from a brokerage firm to make delivery to the buyer. The Fund then is obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends and may be required to pay a premium or interest.

        Neuberger Berman International Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund is required to pay in connection with the short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.

        Neuberger Berman International Fund also may make short sales against-the-box, in which it sells securities short only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.

        The effect of short selling on Neuberger Berman International Fund’s is similar to the effect of leverage. Short selling may amplify changes in the Fund’s NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund.

        Policies and Limitations. Under applicable guidelines of the SEC staff, if the Fund engages in a short sale (other than a short sale against-the-box), it must put in a segregated account (not with the broker) an amount of cash or appropriate liquid securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

        Fixed Income Securities (All Funds). While the emphasis of the Funds’ investment programs is on common stocks and other equity securities, the Funds may also invest in money market instruments, U.S. Government and Agency Securities, and other fixed income securities. Each Fund may invest in investment grade corporate bonds and debentures. The debt securities in which the Funds may invest include variable rate securities, the interest rates on which reset at specified intervals to reflect current market rates as defined by a certain index of reference rate, and floating rate securities, the interest rates on which reset whenever the specified index or reference rate changes. Neuberger Berman Century, Neuberger Berman Fasciano, Neuberger Berman International, Neuberger Berman Partners, Neuberger Berman Real Estate and Neuberger Berman Regency Funds each may invest in corporate debt securities rated below investment grade.

        U.S. Government Securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. U.S. Government Agency Securities are issued or guaranteed by U.S. Government agencies or by instrumentalities of the U.S. Government, such as Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), Student Loan Marketing Association (commonly known as “Sallie Mae”), and the Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may by supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the Treasury’s discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government Agency mortgage-backed securities. The market prices of U.S. Government and Agency Securities are not guaranteed by the Government.

        “Investment grade” debt securities are those receiving one of the four highest ratings from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), or another nationally recognized statistical rating organization (“NRSRO”) or, if unrated by any NRSRO, deemed by NB Management to be comparable to such rated securities (“Comparable Unrated Securities”). Securities rated by Moody’s in its fourth highest rating category (Baa) or Comparable Unrated Securities may be deemed to have speculative characteristics.

        The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Funds may rely on the ratings of any NRSRO, the Funds primarily refer to ratings assigned by S&P and Moody’s, which are described in Appendix A to this SAI.

        Fixed income securities are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and market liquidity (“market risk”). The value of the fixed income securities in which a Fund may invest is likely to decline in times of rising market interest rates. Conversely, when rates fall, the value of a Fund’s fixed income investments is likely to rise. Typically, the longer the time to maturity of a given security, the greater is the change in its value in response to a change in interest rates. Foreign debt securities are subject to risks similar to those of other foreign securities.

        Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported. NB Management will invest in lower-rated securities only when it concludes that the anticipated return on such an investment to Neuberger Berman Century, Neuberger Berman Fasciano, Neuberger Berman International, Neuberger Berman Partners, Neuberger Berman Real Estate or Neuberger Berman Regency Funds warrants exposure to the additional level of risk.

        Policies and Limitations. Each Fund normally may invest up to 35% of its total assets in debt securities. Neuberger Berman Century, Neuberger Berman Partners, and Neuberger Berman Regency Funds each may invest up to 15% of its net assets in corporate debt securities rated below investment grade or Comparable Unrated Securities. Neuberger Berman International Fund may invest in domestic and foreign debt securities of any rating, including those rated below investment grade and Comparable Unrated Securities.

        Subsequent to its purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Fund. In such a case, Neuberger Berman Socially Responsive Fund and Neuberger Berman Millennium Fund each will engage in an orderly disposition of the downgraded securities. Each other Fund (except Neuberger Berman International Fund) will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that the Fund’s holdings of securities rated below investment grade and Comparable Unrated Securities will not exceed 5% of its net assets (15% in the case of Neuberger Berman Century, Neuberger Berman Partners, and Neuberger Berman Regency Funds). NB Management will make a determination as to whether Neuberger Berman International Fund should dispose of the downgraded securities.

        There are no restrictions as to the ratings of debt securities Neuberger Berman Fasciano or Neuberger Berman Real Estate Funds may acquire or the portion of its assets each may invest in debt securities in a particular ratings category. Although these Funds do not presently intend to invest in debt securities, they may invest in convertible bonds that the manager believes present a good value because they are convertible into equity securities and have an attractive yield.

        Commercial Paper (All Funds). Commercial paper is a short-term debt security issued by a corporation or bank, usually for purposes such as financing current operations. Each Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees.

        Policies and Limitations. The Funds may invest in commercial paper only if it has received the highest rating from S&P (A-1) or Moody’s (P-1) or is deemed by NB Management to be of comparable quality. Neuberger Berman International Fund may invest in such commercial paper as a defensive measure, to increase liquidity, or as needed for segregated accounts.

        Zero Coupon Securities (Neuberger Berman Century, Neuberger Berman Millennium, Neuberger Berman Partners, Neuberger Berman Real Estate, Neuberger Berman Regency, and Neuberger Berman Socially Responsive Funds). Each of these Funds may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

        The discount on zero coupon securities (“original issue discount” or “OID”) must be taken into income ratably by each such Fund prior to the receipt of any actual payments. Because each such Fund must distribute substantially all of its net income (including its accrued original issue discount) to its shareholders each year for income and excise tax purposes, it may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements. See “Additional Tax Information.”

        The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

        Convertible Securities (All Funds). Each Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation’s capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

        The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve their investment objectives.

        Policies and Limitations. Neuberger Berman Socially Responsive Fund may invest up to 20% of its net assets in convertible securities. The Fund does not intend to purchase any convertible securities that are not investment grade. Convertible debt securities are subject to each Fund’s investment policies and limitations concerning fixed income securities.

        Preferred Stock (All Funds). Each Fund may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.

        Swap Agreements (Neuberger Berman Century, Neuberger Berman International and Neuberger Berman Real Estate Funds). Each of these Funds may enter into swap agreements to manage or gain exposure to particular types of investments (including equity securities or indices of equity securities in which the Fund otherwise could not invest efficiently). In a swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period.

        Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund’s performance. The risks of swap agreements depend upon the other party’s creditworthiness and ability to perform, as well as the Fund’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swap agreements may be illiquid. The swap market is relatively new and is largely unregulated.

        Policies and Limitations. In accordance with SEC staff requirements, each of Neuberger Berman Century, Neuberger Berman International and Neuberger Berman Real Estate Funds will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

        Real Estate-Related Instruments (Neuberger Berman Real Estate Fund). The Fund will not directly invest in real estate, but rather in securities issued by real estate companies. However, because of its fundamental policy to concentrate its investments in the securities of companies in the real estate industry, the Fund is subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increase in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitation on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.

        Real estate-related instruments include securities of real estate investment trusts (also known as “REITs”), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

        REITs are sometimes informally characterized as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of Equity REITs and Mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

        The types of REITs described above are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Code and failing to maintain exemption from the 1940 Act.

        REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause the Fund to bear its proportionate share of the costs of the REITs’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs. It is anticipated, although not required, that under normal circumstances a majority of the Fund’s investments will consist of Equity REITs.

        The Fund may also invest in mortgage-backed securities. These are fixed-income securities that represent an interest in a pool of mortgages and entitle the holder to a payout derived from the payment of principal and interest on the underlying mortgages. Like other fixed-income securities, the value of mortgage-backed securities generally rises when market interest rates fall and falls when interest rates rise. These changes in value are more pronounced the longer the duration of the pool. However, because mortgagors have the option to refinance and pay off their mortgages early, the duration of a mortgage pool is somewhat unpredictable. When interest rates decline sufficiently, many mortgagors refinance. This limits the Fund’s ability to benefit from increases in value caused by a decline in rates. When rates increase, the value of mortgage-backed securities declines, and fewer mortgagors refinance, thereby extending the duration of the pool and accentuating the decline in value. Mortgage-backed securities are subject to the risk that mortgagors will default on their payments and the value of the underlying property will be inadequate to cover the loss. Mortgages that underlie securities issued by U.S. Government instrumentalities (such as Ginnie Mae, Fannie Mae, and Freddie Mac) generally must meet certain standards intended to reduce that risk and are usually guaranteed against such losses, but privately issued mortgage securities may not meet those standards or be guaranteed. Interests in Mortgage REITs, although they are equity securities, can be subject to many of the same risks as mortgage-backed securities.

        Policies and Limitations. Under normal conditions at least 80% of the Fund’s net assets will be invested in the securities of companies principally engaged in the real estate industry. A company is “principally engaged” in the real estate industry if it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate.

        Japanese Investments (Neuberger Berman International Fund). All of the Funds may invest in foreign securities, including securities of Japanese issuers. From time to time, Neuberger Berman International Fund may invest a significant portion of its assets in securities of Japanese issuers. The performance of the Fund may therefore be significantly affected by events influencing the Japanese economy and the exchange rate between the Japanese yen and the U.S. dollar. Japan has experienced a severe recession, including a decline in real estate values and other events that adversely affected the balance sheets of many financial institutions and indicate that there may be structural weaknesses in the Japanese financial system. The effects of this economic downturn may be felt for a considerable period and are being exacerbated by the currency exchange rate. Japan is heavily dependent on foreign oil. Japan is located in a seismically active area, and severe earthquakes may damage important elements of the country’s infrastructure. Japan’s economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China, and Russia.

        Other Investment Companies (All Funds). Neuberger Berman International Fund may invest in the shares of other investment companies. Such investment may be the most practical or only manner in which the Fund can participate in certain foreign markets because of the expenses involved or because other vehicles for investing in those countries may not be available at the time the Fund is ready to make an investment. Each Fund at times may invest in instruments structured as shares of investment companies to gain exposure to the performance of a recognized securities index, such as the S&P 500 Index.

        As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company’s expenses. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities. The Funds do not intend to invest in such investment companies unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

        Policies and Limitations. Except for investments in a money market fund managed by NB Management for cash management purposes, each Fund’s investment in securities of other registered investment companies is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets in the aggregate.

        Indexed Securities (Neuberger Berman International Fund). Neuberger Berman International Fund may invest in indexed securities whose values are linked to currencies, interest rates, commodities, indices, or other financial indicators, domestic or foreign. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

        Terrorism Risks. Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers or related groups of issuers. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Funds’ operations.

          Neuberger Berman Socially Responsive Fund — Description of Social Policy

Background Information on Socially Responsive Investing

        In an era when many people are concerned about the relationship between business and society, socially responsive investing (“SRI”) is a mechanism for assuring that investors’ social values are reflected in their investment decisions. As such, SRI is a direct descendent of the successful effort begun in the early 1970‘s to encourage companies to divest their South African operations and subscribe to the Sullivan Principles. Today, a growing number of individuals and institutions are applying similar strategies to a broad range of problems.

        Although there are many strategies available to the socially responsive investor, including proxy activism, below-market loans to community projects, and venture capital, the SRI strategies used by the Fund generally fall into two categories:

        Avoidance Investing. Most socially responsive investors seek to avoid holding securities of companies whose products or policies are seen as being at odds with the social good. The most common exclusions historically have involved tobacco companies and weapons manufacturers.

        Leadership Investing. A growing number of investors actively look for companies with progressive programs that are exemplary or companies which make it their business to try to solve some of the problems of today’s society.

        The marriage of social and financial objectives would not have surprised Adam Smith, who was, first and foremost, a moral philosopher. The Wealth of Nations is firmly rooted in the Enlightenment conviction that the purpose of capital is the social good and the related belief that idle capital is both wasteful and unethical. But, what very likely would have surprised Smith are the sheer complexity of the social issues we face today and the diversity of our attitudes toward the social good. War and peace, race and gender, the distribution of wealth, and the conservation of natural resources — the social agenda is long and compelling. It is also something about which reasonable people differ. What should society’s priorities be? What can and should be done about them? And what is the role of business in addressing them? Since corporations are on the front lines of so many key issues in today’s world, a growing number of investors feel that a corporation’s role cannot be ignored. This is true of some of the most important issues of the day such as equal opportunity and the environment.

The Socially Responsive Database

        Neuberger Berman, the Fund’s sub-adviser, maintains a database of information about the social impact of the companies it follows. NB Management uses the database to evaluate social issues after it deems a stock acceptable from a financial standpoint for acquisition by the Fund. The aim of the database is to be as comprehensive as possible, given that much of the information concerning corporate responsibility comes from subjective sources. Information for the database is gathered by Neuberger Berman in many categories and then analyzed by NB Management in the following six categories of corporate responsibility:

        Workplace Diversity and Employment. NB Management looks for companies that show leadership in areas such as employee training and promotion policies and benefits, such as flextime, generous profit sharing, and parental leave. NB Management looks for active programs to promote women and minorities and takes into account their representation among the officers of an issuer and members of its board of directors. As a basis for exclusion, NB Management looks for Equal Employment Opportunity Act infractions and Occupational Safety and Health Act violations; examines each case in terms of severity, frequency, and time elapsed since the incident; and considers actions taken by the company since the violation. NB Management also monitors companies’ progress and attitudes toward these issues.

     Environment.        A company’s impact on the environment depends largely on the industry. Therefore, NB Management examines a company’s environmental record vis-à-vis those of its peers in the industry. All companies operating in an industry with inherently high environmental risks are likely to have had problems in such areas as toxic chemical emissions, federal and state fines, and Superfund sites. For these companies, NB Management examines their problems in terms of severity, frequency, and elapsed time. NB Management then balances the record against whatever leadership the company may have demonstrated in terms of environmental policies, procedures, and practices. NB Management defines an environmental leadership company as one that puts into place strong affirmative programs to minimize emissions, promote safety, reduce waste at the source, insure energy conservation, protect natural resources, and incorporate recycling into its processes and products. NB Management looks for the commitment and active involvement of senior management in all these areas. Several major manufacturers which still produce substantial amounts of pollution are among the leaders in developing outstanding waste source reduction and remediation programs.

     Product.        NB Management considers company announcements, press reports, and public interest publications relating to the health, safety, quality, labeling, advertising, and promotion of both consumer and industrial products. NB Management takes note of companies with a strong commitment to quality and with marketing practices which are ethical and consumer-friendly. NB Management pays particular attention to companies whose products and services promote progressive solutions to social problems.

        Public Health. NB Management measures the participation of companies in such industries and markets as alcohol, tobacco, gambling and nuclear power. NB Management also considers the impact of products and marketing activities related to those products on nutritional and other health concerns, both domestically and in foreign markets.

    Weapons.         NB Management keeps track of domestic military sales and, whenever possible, foreign military sales and categorizes them as nuclear weapons related, other weapons related, and non-weapon military supplies, such as micro-chip manufacturers and companies that make uniforms for military personnel.

        Corporate Citizenship. NB Management gathers information about a company’s participation in community affairs, its policies with respect to charitable contributions, and its support of education and the arts. NB Management looks for companies with a focus, dealing with issues not just by making financial contributions, but also by asking the questions: What can we do to help? What do we have to offer? Volunteerism, high-school mentoring programs, scholarships and grants, and in-kind donations to specific groups are just a few ways that companies have responded to these questions.

Implementation of Social Policy

        Companies deemed acceptable by NB Management from a financial standpoint are analyzed using Neuberger Berman’s database. The companies are then evaluated by the Fund manager to determine if the companies’ policies, practices, products, and services withstand scrutiny in the following major areas of concern: the environment and workplace diversity and employment. Companies are then further evaluated to determine their track record in issues and areas of concern such as public health, weapons, product, and corporate citizenship.

        The issues and areas of concern that are tracked lend themselves to objective analysis in varying degrees. Few, however, can be resolved entirely on the basis of scientifically demonstrable facts. Moreover, a substantial amount of important information comes from sources that do not purport to be disinterested. Thus, the quality and usefulness of the information in the database depend on Neuberger Berman’s ability to tap a wide variety of sources and on the experience and judgment of the people at NB Management who interpret the information.

        In applying the information in the database to stock selection for the Fund, NB Management considers several factors. NB Management examines the severity and frequency of various infractions, as well as the time elapsed since their occurrence. NB Management also takes into account any remedial action which has been taken by the company relating to these infractions. NB Management notes any quality innovations made by the company in its effort to create positive change and looks at the company’s overall approach to social issues.

PERFORMANCE INFORMATION

        Each Fund’s performance figures are based on historical results and are not intended to indicate future performance. The share price and total return of each Fund will vary, and an investment in a Fund, when redeemed, may be worth more or less than an investor’s original cost.

Average Annual Total Return Computations

        Each Fund may advertise certain total return information. An average annual compounded rate of return (“T”) may be computed by using the redeemable value at the end of a specified period (“ERV”) of a hypothetical initial investment of $1,000 (“P”) over a period of time (“n”) according to the formula:

P(1+T)n = ERV

        Average annual total return smoothes out year-to-year variations in performance and, in that respect, differs from actual year-to-year results.

Average Annual Total Returns(1)
Investor Class	Periods Ended 8/31/2003
	One Year	Five Years	Ten Years	Period from Inception(2)
Century	10.84%	N/A	N/A	(15.11%)
Fasciano(3)	13.47%	6.27%	10.72%	11.76%
Focus	40.04%	10.90%	11.27%	11.55%
Genesis	19.40%	16.43%	14.32%	13.80%
Guardian	12.70%	3.20%	6.32%	11.67%
International	9.58%	2.21%	N/A	5.04%
Manhattan	18.72%	1.38%	5.29%	12.73%
Millennium	6.24%	N/A	N/A	8.76%
Partners	15.51%	3.45%	8.64%	14.74%
Regency	14.74%	N/A	N/A	9.57%
Socially Responsive	20.79%	6.58%	N/A	9.84%
(1)	Through December 15, 2000, the Investor Class of each of the Funds was a feeder fund in a master/feeder structure. Performance results prior to 12/16/00 represent the performance of each Investor Class Fund’s predecessor feeder fund, which had an identical investment program and the same overall fees as the corresponding Investor Class Fund.
(2)	The inception dates of the Investor Class of each Fund were as follows: Neuberger Berman Century Fund, 12/6/99; Neuberger Berman Fasciano Fund, 11/10/88; Neuberger Berman Focus Fund, 10/19/55; Neuberger Berman Genesis Fund, 9/27/88; Neuberger Berman Guardian Fund, 6/1/50; Neuberger Berman International Fund, 6/15/94; Neuberger Berman Manhattan Fund, 3/1/79 (when NB Management became investment manager); Neuberger Berman Millennium Fund, 10/20/98; Neuberger Berman Partners Fund, 1/20/75 (when NB Management became investment manager); Neuberger Berman Regency Fund, 6/1/99; and Neuberger Berman Socially Responsive Fund, 3/16/94.
(3)	Performance through 3/23/01 is that of the Fund’s predecessor, Fasciano Fund, Inc.
Average Annual Total Returns(1)
Trust Class	Periods Ended 8/31/2003
	One Year	Five Years	Ten Years(2)	Period from Inception(3)
Focus	39.87%	10.73%	11.49%	11.59%
Genesis	19.40%	16.39%	14.37%	13.82%
Guardian	12.59%	3.11%	6.38%	11.65%
International	10.92%	3.02%	N/A	5.50%
Manhattan	18.73%	1.19%	5.18%	12.68%
Millennium	16.31%	N/A	N/A	8.66%
Partners	15.34%	3.31%	8.55%	14.71%
Real Estate	21.70%	N/A	N/A	14.76%
Regency	14.83%	N/A	N/A	9.58%
Socially Responsive	20.45%	6.30%	N/A	9.68%
(1)	Through December 15, 2000, each of the Funds was a feeder fund in a master/feeder structure. For the Trust Class of each Fund except Neuberger Berman International Fund and Neuberger Berman Socially Responsive Fund, performance results shown for periods after August 1993 represent the performance of each Trust Class Fund’s predecessor feeder fund, which had an identical investment program and the same overall fees as the corresponding Trust Class Fund. For Neuberger Berman International and Neuberger Berman Socially Responsive Funds, performance results shown for periods after June 1998 and March 1997, respectively, represent the performance of each Trust Class Fund’s predecessor feeder fund.
(2)	Performance shown for periods before August 1993 is that of the corresponding Investor Class of each Fund. Because the Investor Class of each Fund has moderately lower expenses, its performance should have been slightly better than the corresponding Trust Class would have had.
(3)	Represents the performance for the period from the Funds’ Investor Class inception dates as follows: Neuberger Berman Focus Fund, 10/19/55; Neuberger Berman Genesis Fund, 9/27/88, Neuberger Berman Guardian Fund 6/1/50, Neuberger Berman International Fund, 6/15/94; Neuberger Berman Manhattan Fund, 3/1/79 (when NB Management became investment manager), Neuberger Berman Millennium Fund, 10/20/98, Neuberger Berman Partners Fund, 1/20/75 (when NB Management became investment manager), Neuberger Berman Real Estate Fund, 5/1/02; Neuberger Berman Regency Fund, 6/1/99; and Neuberger Berman Socially Responsive Fund, 3/16/94.
Average Annual Total Returns(1)
Advisor Class	Periods Ended 8/31/2003
	One Year	Five Years	Ten Years(2)	Period from Inception(3)
Fasciano	12.77%	6.12%	10.64%	11.70%
Focus	39.46%	11.30%	11.37%	11.56%
Genesis	19.15%	16.08%	14.13%	13.68%
Guardian	12.21%	2.66%	5.89%	11.59%
Manhattan	18.27%	0.70%	4.85%	12.54%
Millennium	16.18%	N/A	N/A	8.74%
Partners	15.08%	3.00%	8.27%	14.60%
(1)

Through December 15, 2000, each of the Funds (except for Neuberger Berman Fasciano Fund) was a feeder fund in a master/feeder structure. For the Advisor Class of each of Neuberger Berman Focus, Neuberger Berman Guardian, and Neuberger Berman Manhattan Fund, performance results shown for periods from September 1996 to December 2000 represent the performance of each Advisor Class Fund’s predecessor feeder fund, which had an identical investment program and the same overall fees as the corresponding Advisor Class Fund. For Neuberger Berman Genesis and Neuberger Berman Partners Funds, performance results shown for periods from April 1997 to December 2000 and August 1996 to December 2000, respectively, represent the performance of each Advisor Class Fund’s predecessor feeder fund. For Neuberger Berman Millennium Fund, performance results shown for periods before May 2002 represent the performance of Millennium Fund Investor Class. Because Investor Class has moderately lower expenses, its performance typically should be slightly better than Advisor Class would have had. For Neuberger Berman Fasciano Fund, performance results shown for periods before May 2002 represent the performance of that fund’s predecessor, Fasciano Fund, Inc.

(2)	Performance shown for periods before the Advisor Class began operations (see note 1) is that of the corresponding Investor Class of each Fund. Because the Investor Class of each Fund has moderately lower expenses, its performance should have been slightly better than the corresponding Advisor Class would have had.
(3)

Represents the performance for the period from the Funds’ Investor Class inception dates as follows: Neuberger Berman Fasciano Fund, 11/10/88; Neuberger Berman Focus Fund, 10/19/55; Neuberger Berman Genesis Fund, 9/27/88; Neuberger Berman Guardian Fund, 6/1/50; Neuberger Berman Manhattan Fund, 3/1/79 (when NB Management became investment manager); Neuberger Berman Millennium Fund, 10/20/98; and Neuberger Berman Partners Fund, 1/20/75 (when NB Management became investment manager).

Average Annual Total Returns(1)
Institutional Class	Periods Ended 8/31/2003
	One Year	Five Years(2)	Ten Years(2)	Period from Inception(3)
Genesis	19.68%	16.70%	14.45%	13.89%
(1)	Through December 15, 2000, Neuberger Berman Genesis Fund Institutional Class was a feeder fund in a master/feeder structure. Performance results shown after 7/1/99 are those of its predecessor feeder fund, which had an identical investment program and the same overall fees as Neuberger Berman Genesis Fund Institutional Class.
(2)	Performance shown for periods before 7/1/99 is that of the corresponding Investor Class. Because the Institutional Class of Genesis Fund has lower expenses, its performance should have been better than the Genesis Fund Investor Class would have had.
(3)	Represents performance from the inception date of the Investor Class of the Neuberger Berman Genesis Fund, which was 9/27/88.

        Prior to January 5, 1989, the investment policies of Neuberger Berman Focus Fund required that at least 80% of its investments normally be in energy-related investments; prior to November 1, 1991, those investment policies required that at least 25% of its investments normally be in the energy sector. Neuberger Berman Focus Fund may be required, under applicable law, to include information reflecting performance and expenses for periods before November 1, 1991, in its advertisements, sales literature, financial statements, and other documents filed with the SEC and/or provided to current and prospective shareholders. Investors should be aware that such information may not necessarily reflect the level of performance and expenses that would have been experienced had the Fund’s current investment policies been in effect.

        NB Management may from time to time waive a portion of its fees due from any Fund or reimburse a Fund for a portion of its expenses. Such action has the effect of increasing total return. Actual reimbursements and waivers are described in the Prospectuses and in “Investment Management and Administration Services” below.

Average Annual Total Return After Taxes on Distributions

        An average annual rate of return after taxes on distribution (“T”) may be computed by using the ending value at the end of a specified period after taxes on fund distributions but not after taxes on redemption (“ATVD”) of a hypothetical initial investment of $1,000 (“P”) over a period of time (“n”) according to the formula:

P(1+T)n = ATVD

        After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Return After Taxes on Distributions --
Investor Class	Periods Ended 8/31/2003
	One Year	Five Years	Ten Years	Period from Inception
Century	10.84%	N/A	N/A	(15.11%)
Fasciano	13.47%	5.76%	9.65%	N/A
Focus	40.04%	9.20%	9.22%	N/A
Genesis	19.32%	15.53%	13.15%	N/A
Guardian	12.45%	0.54%	4.06%	N/A
International	9.62%	1.17%	N/A	4.41%
Manhattan	18.72%	(0.83%)	2.16%	N/A
Millennium	16.24%	N/A	N/A	6.31%
Partners	15.43%	1.91%	5.80%	N/A
Regency	14.74%	N/A	N/A	8.00%
Socially Responsive	20.69%	5.69%	N/A	9.06%
Average Annual Total Return After Taxes on Distributions --
Trust Class	Periods Ended 8/31/2003
	One Year	Five Years	Ten Years	Period from Inception
Focus	39.87%	9.90%	10.93%	N/A
Genesis	19.31%	15.72%	13.89%	N/A
Guardian	12.31%	1.11%	4.93%	N/A
International	10.92%	2.05%	N/A	4.92%
Manhattan	18.73%	(0.16%)	3.73%	N/A
Millennium	16.41%	N/A	N/A	7.53%
Partners	15.34%	2.40%	7.27%	N/A
Real Estate	19.99%	N/A	N/A	13.33%
Regency	14.83%	N/A	N/A	6.93%
Socially Responsive	20.44%	5.72%	N/A	9.11%
Average Annual Total Return After Taxes on Distributions --
Advisor Class	Periods Ended 8/31/2003
	One Year	Five Years	Ten Years	Period from Inception
Fasciano	12.77%	5.61%	9.57%	N/A
Focus	39.46%	10.53%	10.17%	N/A
Genesis	19.07%	15.22%	13.01%	N/A
Guardian	11.96%	2.32%	5.32%	N/A
Manhattan	18.27%	(0.10%)	3.13%	N/A
Millennium	16.18%	N/A	N/A	6.33%
Partners	15.08%	2.40%	6.75%	N/A
Average Annual Total Return After Taxes on Distributions --
Institutional Class	Periods Ended 8/31/2003
	One Year	Five Years	Ten Years
Genesis	19.60%	15.56%	13.17%

Average Annual Total Return After Taxes on Distributions and Sale of Fund Shares

        An average annual rate of return after taxes on distribution and sale of fund shares (“T”) may be computed by using the ending value at the end of a specified period after taxes on fund distributions and sale of fund shares (“ATVDR”) of a hypothetical initial investment of $1,000 (“P”) over a period of time (“n”) according to the formula:

P(1+T)n = ATVDR

Average Annual Total Return After Taxes on Distributions and Sale of Fund Shares --
Investor Class	Periods Ended 8/31/2003
	One Year	Five Years	Ten Years	Period from Inception
Century	7.04%	N/A	N/A	(12.35%)
Fasciano	8.75%	5.18%	8.89%	N/A
Focus	26.03%	8.96%	9.00%	N/A
Genesis	12.66%	13.92%	12.09%	N/A
Guardian	8.21%	2.09%	4.75%	N/A
International	6.37%	1.77%	N/A	4.31%
Manhattan	12.17%	1.33%	3.66%	N/A
Millennium	10.56%	N/A	N/A	6.60%
Partners	10.07%	2.49%	6.08%	N/A
Regency	9.58%	N/A	N/A	7.38%
Socially Responsive	13.50%	5.35%	N/A	8.38%
Average Annual Total Return After Taxes on Distributions and Sale of Fund Shares --
Trust Class	Periods Ended 8/31/2003
	One Year	Five Years	Ten Years	Period from Inception
Focus	25.92%	9.13%	10.10%	N/A
Genesis	12.65%	14.04%	12.69%	N/A
Guardian	8.13%	2.18%	5.14%	N/A
International	7.10%	2.41%	N/A	4.69%
Manhattan	12.18%	1.19%	4.30%	N/A
Millennium	10.67%	N/A	N/A	7.10%
Partners	9.97%	2.53%	6.92%	N/A
Real Estate	13.86%	N/A	N/A	11.62%
Regency	9.64%	N/A	N/A	6.72%
Socially Responsive	13.29%	5.23%	N/A	8.32%
Average Annual Total Return After Taxes on Distributions --
Advisor Class	Periods Ended 8/31/2003
	One Year	Five Years	Ten Years	Period from Inception
Fasciano	8.30%	5.04%	8.82%	N/A
Focus	25.65%	9.60%	9.45%	N/A
Genesis	12.49%	13.66%	11.96%	N/A
Guardian	7.89%	2.17%	4.85%	N/A
Manhattan	11.87%	0.74%	3.56%	N/A
Millennium	10.52%	N/A	N/A	6.59%
Partners	9.80%	2.38%	6.36%	N/A
Average Annual Total Return After Taxes on Distributions --
Institutional Class	Periods Ended 8/31/2003
	One Year	Five Years	Ten Years
Genesis	12.84%	14.03%	12.15%

CERTAIN RISK CONSIDERATIONS

        Although each Fund seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance that any Fund will achieve its investment objective.

TRUSTEES AND OFFICERS

        The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.

Information about the Board of Trustees

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
Independent Trustees
John Cannon (74)	Trustee since 2000	Consultant. Formerly, Chairman and Chief Investment Officer, CDC Capital Management (registered investment adviser), 1993-January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	37	Independent Trustee or Director of three series of OppenheimerFunds: Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund, since 1992.
Faith Colish (68)	Trustee since 1982	Counsel, Carter Ledyard & Millburn LLP (law firm) since October 2002; formerly, Attorney at Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	37	Director, American Bar Retirement Association (ABRA) since 1997 (not-for-profit membership association).
Walter G. Ehlers (70)	Trustee since 2000	Consultant; Retired President and Trustee, Teachers Insurance & Annuity (TIAA) and College Retirement Equities Fund (CREF).	37	None.
C. Anne Harvey (66)	Trustee since 2000	Consultant, C. A. Harvey Associates, since June 2001; Formerly, Director, AARP, 1978 to December 2001.	37	Formerly, Member, Individual Investors Advisory
Committee to the New York Stock Exchange
Board of Directors, 1998 to June 2002; President,
Board of Associates to The National
Rehabilitation Hospital's Board of Directors,
since 2002; Member, American Savings Education
Council's Policy Board (ASEC), 1998-2000;
Member, Executive Committee, Crime Prevention
				Coalition of America, 1997-2000.
Barry Hirsch (70)	Trustee since 2000	Attorney-at-Law. Formerly, Senior Counsel, Loews Corporation (diversified financial corporation) May 2002 until April 2003; formerly, Senior Vice President, Secretary and General Counsel, Loews Corporation.	37	None.
Robert A. Kavesh (76)	Trustee since 2000	Marcus Nadler Professor of Finance and Economics at Emeritus, New York University Stern School of Business.	37	Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals) since 1978; Director, The Caring Community (not-for-profit).
Howard A. Mileaf (67)	Trustee since 1984	Retired. Formerly, Vice President and Special Counsel, WHX Corporation (holding company) 1993 - 2001.	37	Director, WHX Corporation (holding
company) since August 2002; Director,
Webfinancial Corporation (holding company)
since December 2002; Director, State Theatre
of New Jersey (not-for-profit theater) since
2000; formerly, Director, Kevlin Corporation
				(manufacturer of microwave and other products).
John P. Rosenthal (71)	Trustee since 1985	Senior Vice President, Burnham Securities Inc. (a registered broker-dealer) since 1991.	37	Director, 92nd Street Y (non-profit) since 1967; formerly, Director, Cancer Treatment Holdings, Inc.
William E. Rulon (71)	Trustee since 1986	Retired. Senior Vice President, Foodmaker. Inc. (operator and franchiser of restaurants) until January 1997.	37	Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to "at risk" children) since 1998; formerly, Director, Prandium, Inc. (restaurants) from March 2001 until July 2002.
Cornelius T. Ryan (72)	Trustee since 1982	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital partnerships) and President, Oxford Venture Corporation.	37	Director, Capital Cash Management Trust (money market fund),
Naragansett Insured Tax-Free Income Fund,
Rocky Mountain Equity Fund, Prime Cash Fund,
several private companies and QuadraMed
				Corporation (NASDAQ).
Tom Decker Seip (53)	Trustee since 2000	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; Senior Executive at the Charles Schwab Corporation from 1983 to 1999, including Chief Executive Officer, Charles Schwab Investment Management, Inc. and Trustee, Schwab Family of Funds and Schwab Investments from 1997 to 1998 and Executive Vice President-Retail Brokerage, Charles Schwab Investment Management from 1994 to 1997.	37	Director, H&R Block, Inc. (financial services company)
since May 2001; Director, Forward Management, Inc. (asset management) since 2001;
formerly, Director, General Magic (voice recognition
software) 2001-2002; Director, E-Finance Corporation (credit decisioning services)
1999-2003; Director, Save-Daily.com (micro
				investing services) 1999-2003; Director, Offroad Capital Inc. (pre-public internet commerce company).
Candace L. Straight (56)	Trustee since 2000	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector) 1998 until December 2002.	37	Director, Providence Washington (property and casualty insurance company) since December 1998; Director, Summit Global Partners (insurance brokerage firm) since October 2000.
Peter P. Trapp (59)	Trustee since 2000	Regional Manager for Atlanta Region, Ford Motor Credit Company since August, 1997; prior thereto, President, Ford Life Insurance Company, April 1995 until August 1997.	37	None.
Trustees who are "Interested Persons"
Edward I. O'Brien* (75)	Trustee since 1993	Formerly, Member, Investment Policy Committee, Edward Jones 1993 - 2001; President, Securities Industry Association (SIA) (securities industry's representative in government relations and regulatory matters at the federal and state levels) from 1974 - 1992; Adviser to SIA, November 1992 -November 1993.	37	Director, Legg Mason, Inc. (financial services holding company) since 1993; formerly, Director, Boston Financial Group (real estate and tax shelters) 1993-1999.
Jack L. Rivkin* (63)	President and Trustee since December 2002	Executive Vice President of Neuberger Berman Inc. (holding company) since 2002; Executive Vice President and Chief Investment Officer, Neuberger Berman since December 2002 and 2003, respectively; Director and Chairman, NB Management since December 2002; formerly, Executive Vice President, Citigroup Investments, Inc. from September 1995 to February 2002; Executive Vice President, Citigroup Inc. from September 1995 to February 2002.	37	Director, Dale Carnegie and Associates, Inc. (private company) since 1998; Director, Emagin Corp. (public company) since 1997; Director, Solbright, Inc. (private company) since 1998; Director, Infogate, Inc. (private company) since 1997.
Peter E. Sundman* (44)	Chairman of the Board, Chief Executive Officer and Trustee since 1999	Executive Vice President, Neuberger Berman Inc. (holding company) since 1999; Head of Neuberger Berman Inc.'s Mutual Funds and Institutional Business since 1999; President and Director, NB Management since 1999; Executive Vice President, Neuberger Berman since 1999; formerly, Principal, Neuberger Berman from 1997 until 1999; Senior Vice President, NB Management from 1996 until 1999.	37	Director and Vice President, Neuberger & Berman Agency, Inc. since 2000; formerly Director, Neuberger Berman Inc. (holding company) from October 1999 through March 2003.
(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.
(2)	Pursuant to the Trust’s Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.
(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.
*	Indicates a Trustee who is an “interested person” within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O’Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

Information about the Officers of the Trust

Name, Age, and Address(1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Claudia A. Brandon (47)	Secretary since 2003	Vice President-Mutual Fund Board Relations, NB Management since 2000; Vice President, Neuberger Berman since 2002 and employee since 1999; Vice President, NB Management from 1986 to 1999; Secretary, ten registered investment companies for which NB Management acts as investment manager and administrator (four since 2002 and three since 2003).
Robert Conti (47)	Vice President since 2003	Senior Vice President, Neuberger Berman since 2003; formerly, Vice President, Neuberger Berman from 1999 to 2003; Senior Vice President, NB Management since 2000; Controller, NB Management until 1996; formerly, Treasurer, NB Management from 1996 to 1999; Vice President, ten registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002 and three since 2003).
Brian P. Gaffney (50)	Vice President since 2003	Managing Director, Neuberger Berman since 1999; Senior Vice President, NB Management since 2000; Vice President, NB Management from 1997 until 1999; Vice President, ten registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002 and three since 2003).
Sheila R. James (38)	Assistant Secretary since 2003	Employee, Neuberger Berman since 1999; formerly, Employee, NB Management from 1991 to 1999; Assistant Secretary, ten registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and three since 2003).
Kevin Lyons (48)	Assistant Secretary since 2003	Employee, Neuberger Berman since 1999; formerly, Employee, NB Management from 1993 to 1999; Assistant Secretary, ten registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and three since 2003).
John M. McGovern (33)	Assistant Treasurer since 2003	Employee, NB Management since 1993; Assistant Treasurer, ten registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and three since 2003).
Barbara Muinos (45)	Treasurer and Principal Financial and Accounting Officer since 2003	Vice President, Neuberger Berman since 1999; formerly, Assistant Vice President, NB Management from 1993 to 1999; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and three since 2003); formerly, Assistant Treasurer of three registered investment companies for which NB Management acts as investment manager and administrator from 1996 to 2002.
Frederic B. Soule (57)	Vice President since 2003	Senior Vice President, Neuberger Berman since 2003; formerly, Vice President, Neuberger Berman from 1999 to 2003; formerly, Vice President, NB Management from 1995 to 1999; Vice President, ten registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002 and three since 2003).
Trani Jo Wyman (34)	Assistant Treasurer since 2003	Employee, NB Management since 1991; Assistant Treasurer, ten registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and three since 2003).

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)

Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

The Board of Trustees

        The Board of Trustees is responsible for managing the business and affairs of the Trust. Among other things, the Board of Trustees generally oversees the portfolio management of each Fund and reviews and approves each Fund’s advisory and sub-advisory contracts and other principal contracts. It is the Funds’ policy that at least two-thirds of the Board of Trustees shall be comprised of Independent Trustees. The Board of Trustees has established several standing committees to oversee particular aspects of the Funds’ management. The standing committees of the Board of Trustees are described below.

        Audit Committee. The Audit Committee’s purposes are (a) to oversee the Funds’ accounting and financial reporting processes, their internal controls and, as appropriate, the internal controls of certain service providers; (b) to oversee the quality and integrity of the Funds’ financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Funds’ independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds’ independent auditors; and (e) to act as a liaison between the Funds’ independent auditors and the full Board. The Audit Committee is composed entirely of Independent Fund Trustees; its members are John Cannon, Walter G. Ehlers, Cornelius T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp. During the fiscal year ended August 31, 2003, the Committee held two meetings.

        Code of Ethics Committee. The Code of Ethics Committee oversees the administration of the Trust’s Code of Ethics, which restricts the personal securities transactions of employees, officers, and trustees. Its members are Faith Colish, C. Anne Harvey, Robert A. Kavesh (Chairman), and Howard A. Mileaf. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2003, the Committee met two times. The entire Board received required quarterly reports on the administration of the Code of Ethics and the required annual certifications from the Trust, Neuberger Berman and NB Management.

        Contract Review Committee. The Contract Review Committee is responsible for review and oversight of the Trust’s principal contractual arrangements. The Committee is composed entirely of Independent Fund Trustees; its members are Faith Colish (Chairwoman), Barry Hirsch, Howard A. Mileaf, John P. Rosenthal, William E. Rulon and Candace L. Straight. During the fiscal year ended August 31, 2003, the Committee held two meetings.

        Executive Committee. The Executive Committee has all the powers of the Trustees when the Trustees are not in session. Its members are John Cannon, Edward I. O’Brien, Jack L. Rivkin, John P. Rosenthal, William E. Rulon, Cornelius T. Ryan and Peter E. Sundman (Chairman). During the fiscal year ended August 31, 2003, the Committee did not hold any meetings.

        Nominating Committee. The Nominating Committee is responsible for nominating individuals to serve as trustees, including as Independent Fund Trustees, as members of committees, and as officers of the Trust. The Nominating Committee is composed entirely of Independent Fund Trustees; its members are C. Anne Harvey, Barry Hirsch, Robert A. Kavesh, Howard A. Mileaf (Chairman), and Tom D. Seip. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Equity Funds, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. During the fiscal year ended August 31, 2003, the Committee held two meetings.

        Portfolio Transactions Committee. The Portfolio Transactions Committee from time to time reviews, among other things, quality of execution of portfolio trades, actual and potential uses of portfolio brokerage commissions, agency cross-transactions, information relating to the commissions charged by Neuberger Berman and Lehman Brothers, Inc. to the Funds, and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability, reports prepared by third party consultants regarding the execution of the Funds’ trades and the consideration given to alternative trading systems. The Committee is composed entirely of Independent Fund Trustees; its members are Faith Colish, Walter G. Ehlers, C. Anne Harvey, Cornelius T. Ryan, Candace L. Straight (Chairwoman) and Peter P. Trapp. During the fiscal year ended August 31, 2003, the Committee held two meetings.

        Pricing Committee. The Pricing Committee oversees the procedures for pricing the Funds’ portfolio securities, and from time to time may be called upon to establish or ratify the fair value of portfolio securities for which market prices are not readily available. Its members are John Cannon, Edward I. O’Brien, Jack L. Rivkin, John P. Rosenthal (Chairman), and Tom D. Seip. During the fiscal year ended August 31, 2003, the Committee did not hold any meetings.

        The Trust’s Trust Instrument provides that the Trust will indemnify its trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

        The following table sets forth information concerning the compensation of the trustees of the Trust. Neuberger Berman Equity Funds does not have any retirement plan for its trustees.

TABLE OF COMPENSATION
FOR FISCAL YEAR ENDED 8/31/03

Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Trustees
Independent Trustees
John Cannon Trustee	$28,632	$77,500
Faith Colish Trustee	$28,632	$77,500
Walter G. Ehlers Trustee	$28,632	$77,500
C. Anne Harvey Trustee	$28,632	$77,500
Barry Hirsch Trustee	$28,632	$77,500
Robert A. Kavesh Trustee	$28,632	$77,500
Howard A. Mileaf Trustee	$28,632	$77,500
John P. Rosenthal Trustee	$25,904	$70,000
William E. Rulon Trustee	$28,632	$77,500
Cornelius T. Ryan Trustee	$28,632	$77,500
Tom Decker Seip Trustee	$28,632	$77,500
Candace L. Straight Trustee	$28,632	$77,500
Peter P. Trapp Trustee	$25,904	$70,000
Trustees who are "Interested Persons"
Edward I. O'Brien Trustee	$25,904	$70,000
Jack L. Rivkin Trustee	$0	$0
Peter E. Sundman Trustee	$0	$0

        On December 1, 2003, the trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Fund.

Ownership of Securities

     Set forth below is the dollar range of equity securities owned by each Trustee as of November 28, 2003.

	Century Fund	Fasciano Fund	Focus Fund	Genesis Fund	Guardian Fund	International Fund	Manhattan Fund	Millennium Fund	Partners Fund	Regency Fund	Socially Responsive Fund
Independent Trustees
John Cannon	A	A	A	A	A	A	A	A	A	A	A
Faith Colish	A	A	E	E	E	B	E	B	E	A	A
Walter G. Ehlers	A	A	A	A	A	A	A	A	A	A	A
C. Anne Harvey	A	A	A	A	A	A	A	A	A	A	A
Barry Hirsch	A	A	A	A	A	A	A	A	A	A	A
Robert A. Kavesh	A	A	C	A	A	A	A	C	A	A	A
Howard A. Mileaf	A	B	A	E	A	D	A	B	C	A	A
John P. Rosenthal	A	A	A	A	E	A	A	A	A	A	A
William E. Rulon	A	A	A	A	A	A	C	A	A	A	A
Cornelius T. Ryan	A	A	A	A	A	A	A	C	A	A	A
Tom Decker Seip	A	A	A	A	A	A	A	A	A	A	A
Candace L. Straight	A	A	E	E	E	C	A	A	E	A	A
Peter P. Trapp	A	A	C	A	A	A	A	A	A	A	A
Trustees who are "Interested Persons"
Edward I. O'Brien	A	A	C	C	C	A	D	A	E	A	A
Jack Rivkin	A	A	A	A	A	A	A	A	A	A	A
Peter E. Sundman	C	A	D	C	C	C	C	C	C	A	A

        A = None B = $1-$10,000 C = $10,000 — $50,000 D = $50,000-$100,000 E = over $100,000

55

Name of Trustee	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
John Cannon	None
Faith Colish	Over $100,000
Walter G. Ehlers	None
C. Anne Harvey	None
Barry Hirsch	None
Robert A. Kavesh	$10,001 - $50,000
Howard A. Mileaf	Over $100,000
John P. Rosenthal	Over $100,00
William E. Rulon	$50,001 - $100,000
Cornelius T. Ryan	$50,001 - $100,000
Tom Decker Seip	$1 - $10,000
Candace L. Straight	Over $100,000
Peter P. Trapp	$10,001 - $50,000
Trustees who are "Interested Persons"
Edward I. O'Brien	Over $100,000
Jack L. Rivkin	None
Peter E. Sundman	Over $100,000

Independent Trustees Ownership of Securities

        No Independent Trustee (including his/her immediate family members) owns any securities in any Neuberger Berman entity or Lehman Brothers Holdings, Inc., which controls the Neuberger Berman entities (not including registered investment companies).

112

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator

        NB Management serves as the investment manager to all the Funds pursuant to a management agreement with the Trust, dated November 3, 2003 (“Management Agreement”).

        The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Funds in its discretion and will continuously develop an investment program for the Funds’ assets. The Management Agreement permits NB Management to effect securities transactions on behalf of each Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Funds.

        NB Management provides to each Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, trustees, and employees of the Trust who are officers, directors, or employees of NB Management. Each Fund pays NB Management a management fee based on the Fund’s average daily net assets, as described below.

        NB Management provides facilities, services, and personnel as well as accounting, record keeping and other services to each Fund pursuant to four administration agreements with the Trust, one for each class, dated October 31, 2003 (each an “Administration Agreement”). For such administrative services, each Class of a Fund pays NB Management a fee based on the Class’s average daily net assets, as described below.

        Under the Administration Agreement for each class of shares, NB Management also provides to each Class and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund’s shareholder servicing agent or third-party investment providers, such as brokers, banks, or pension administrators (“Institutions”). NB Management provides the direct shareholder services specified in the Administration Agreement and assists the shareholder servicing agent or Institutions in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management or the Institutions solicit and gather shareholder proxies, performs services connected with the qualification of each Fund’s shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement.

        NB Management enters into administrative services agreements with Institutions pursuant to which it compensates Institutions for accounting, recordkeeping and other services that they provide in connection with investments in the Funds.

        From time to time, a Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

        Institutions may be subject to federal or state laws that limit their ability to provide certain administrative or distribution related services. NB Management and the Funds intend to contract with Institutions for only those services they may legally provide. If, due to a change in laws governing Institutions or in the interpretation of any such law, an Institution is prohibited from performing some or all of the above-described services, NB Management or a Fund may be required to find alternative means of providing those services. Any such change is not expected to impact the Funds or their shareholders adversely.

Management and Administration Fees

        For investment management services, each Fund (except Neuberger Berman Fasciano, Genesis, Millennium, International and Real Estate Funds) pays NB Management a fee at the annual rate of 0.55% of the first $250 million of that Fund’s average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Neuberger Berman Genesis Fund and Neuberger Berman Millennium Fund pay NB Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of the Fund’s average daily net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next $250 million and 0.65% of average daily net assets in excess of $1 billion. Neuberger Berman International Fund pays NB Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of the Fund’s average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, 0.725% of the next $1 billion, and 0.70% of average daily net assets in excess of $2.5 billion. Neuberger Berman Fasciano Fund pays NB Management a management fee at an annual rate of 0.85% of the first $500 million of the Fund’s average daily net assets, 0.825% of the next $500 million, 0.80% of the next $500 million, 0.775% of the next $500 million, 0.75% of the next $500 million and 0.725% of average daily net assets in excess of $2.5 billion. Neuberger Berman Real Estate Fund pays NB Management a management fee at the annual rate of 0.85% of the Fund’s average daily net assets.

        For administrative services, the Investor Class of each Fund except Neuberger Berman Fasciano Fund pays NB Management a fee at the annual rate of 0.26% (0.15% for Neuberger Berman Fasciano Fund) of that Fund’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons of the Trust or of NB Management, and periodic reports to the Board of Trustees on actual expenses. With a Fund’s consent NB Management may subcontract to third parties some of its responsibilities to that Fund under the Administration Agreement. In addition, a Fund may compensate such third parties for accounting and other services.

        During the fiscal years ended August 31, 2003, 2002 and 2001, the Investor Class of each Fund accrued management and administration fees as follows:

Investor Class	Management and Administration Fees Accrued for Fiscal Years Ended August 31
	2003	2002	2001
Century	$124,264	$128,568	$220,896
Fasciano	$2,231,393	$2,121,092	N/A
Focus	$7,560,675	$10,705,114	$12,982,930
Genesis	$10,168,459	$10,103,193	$8,297,120
Guardian	$9,007,068	$12,898,250	$15,963,334
International	$803,393	$966,672	$1,386,889
Manhattan	$2,351,038	$3,335,288	$5,795,240
Millennium	$597,738	$1,086,626	$1,867,593
Partners	$8,516,242	$11,288,680	$13,853,025
Regency	$141,088	$137,895	$130,128
Socially Responsive	$838,534	$659,890	$775,157

        For administrative services, the Trust and Advisor Class of each Fund each pays NB Management a fee at the annual rate of 0.40% of that Fund’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons of the Trust or of NB Management, and periodic reports to the Board of Trustees on actual expenses. With a Fund’s consent NB Management may subcontract some of its responsibilities to that Fund under the Administration Agreement and may compensate each Institution that provides such services. (A portion of this payment may be derived from the Rule 12b-1 fee paid to NB Management by certain of the Funds; see “Distribution and Shareholder Services Plan,” below.)

        During the fiscal years ended August 31, 2003, 2002 and 2001, the Trust Class of each Fund (and its predecessor feeder fund) accrued management and administration fees as follows:

Trust Class	Management and Administration Fees Accrued for Fiscal Years Ended August 31
	2003	2002	2001
Focus	$2,233,393	$3,131,680	$3,637,866
Genesis	$25,385,816	$21,304,445	$12,344,770
Guardian	$2,585,440	$3,852,768	$6,949,440
International	$16,436	$14,540	$32,909
Manhattan	$141,183	$240,707	$645,157
Millennium	$46,291	$82,141	$138,026
Partners	$2,456,131	$3,603,419	$4,601,810
Real Estate	$276,487	$38,168*	N/A
Regency	$108,553	$194,064	$246,611
Socially Responsive	$179,956	$268,293	$272,190

* From May 2002 (commencement of operations) to August 31, 2002.

        During the fiscal years ended August 31, 2003, 2002 and 2001, the Advisor Class of each Fund (and its predecessor feeder fund) accrued management and administration fees as follows:

Advisor Class	Management and Administration Fees Accrued for Fiscal Years Ended August 31
	2003	2002	2001
Fasciano	$54,898	$1,834*	N/A
Focus	$164,308	$180,180	$166,690
Genesis	$2,965,845	$2,702,271	$1,406,975
Guardian	$136,687	$182,957	$215,459
Manhattan	$18,306	$17,264	$38,262
Millennium	$3,082	$908**	N/A
Partners	$242,439	$333,189	$420,922

* From May 24, 2002 (commencement of operations) to August 31, 2002.
** From May 3, 2002 (commencement of operations) to August 31, 2002.

        For administrative services, the Institutional Class of Genesis Fund pays NB Management a fee at the annual rate of 0.15% of that Fund’s average daily net assets, plus out-of-pocket expenses for technology used for shareholder servicing. In most years, these out-of-pocket expenses are expected to be a fraction of a basis point (a basis point is 1/100 of a percentage point). During the fiscal years ended August 31, 2003, 2002 and 2001 the Institutional Class of Genesis Fund accrued $4,192,216, $3,571,867 and $2,495,746 in management and administration fees.

Waivers and Reimbursements

        NB Management has undertaken to provide certain waivers or reimbursements of Fund expenses, as described below. With respect to any Fund, the appropriateness of any such undertaking is determined on a class-by-class basis. If any Fund is omitted from the descriptions of the class-by-class waivers or reimbursements below, that class of the Fund is not subject to any waivers or reimbursements.

Investor Class

        NB Management has contractually undertaken to reimburse the Investor Class of Neuberger Berman International Fund for its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 1.70% per annum of International Investor Class’ average daily net assets. This undertaking lasts until August 31, 2007. International Fund Investor Class has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause the Class’ total operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) to exceed an annual rate of 1.70% of average daily net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

        NB Management has contractually undertaken to reimburse the Investor Class of Neuberger Berman Millennium Fund for its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 1.75% per annum of Millennium Investor Class’ average daily net assets. This undertaking lasts until August 31, 2007. Millennium Fund Investor Class has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause the Class’ total operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) to exceed an annual rate of 1.75% of average daily net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

        Prior to December 17, 2001, NB Management had voluntarily undertaken to reimburse the Investor Class of Neuberger Berman Millennium Fund for its total operating expenses which exceeded 1.75% per annum of Millennium Investor Class’ average daily net assets. Millennium Fund Investor Class in turn agreed to repay NB Management through December 31, 2000, for the excess total operating expenses that NB Management reimbursed to it through December 31, 1999, so long as the Class’ total operating expenses did not exceed the above expense limitation.

        NB Management has contractually undertaken to reimburse the Investor Class of Neuberger Berman Regency Fund for its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 1.50% per annum of Regency Fund Investor Class’ average daily net assets. This undertaking lasts until August 31, 2014. Regency Fund Investor Class has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause the Class’ total operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) to exceed an annual rate of 1.50% of average daily net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

        NB Management has contractually undertaken to reimburse the Investor Class of Neuberger Berman Century Fund for its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 1.50% per annum of Century Investor Class’ average daily net assets. This undertaking lasts until August 31, 2014. Century Fund Investor Class has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause the Class’ total operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) to exceed an annual rate of 1.50% of average daily net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

Investor Class	Amount of Total Operating Expenses Reimbursed by NB Management for Fiscal Years Ended August 31
Fund	2003	2002	2001
Century	$107,011	$92,854	$82,116
International	$24,333	$0	$0
Regency	$11,078	$0	$17,056
Millennium	$42,660	$0	$0

        Trust Class

        NB Management has contractually undertaken to reimburse the Trust Class of each of Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman Manhattan Fund, Neuberger Berman Partners Fund and Neuberger Berman Socially Responsive Fund so that the total operating expenses of each Trust Class are limited to 1.50% per annum of the Trust Class’ average daily net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses). This undertaking lasts until August 31, 2007. The Trust Class of each of Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman Manhattan Fund, Neuberger Berman Partners Fund and Neuberger Berman Socially Responsive Fund has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause the Class’ total operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) to exceed an annual rate of 1.50% of average daily net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

        NB Management has contractually undertaken to reimburse the Trust Class of Neuberger Berman International Fund for its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 2.00% per annum of International Trust Class’ average daily net assets. This undertaking lasts until August 31, 2014. International Fund Trust Class has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause the Class’ total operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) to exceed an annual rate of 2.00% of average daily net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

        NB Management has contractually undertaken to reimburse the Trust Class of Neuberger Berman Millennium Fund for its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 1.75% per annum of Millennium Trust Class’ average daily net assets. This undertaking lasts until August 31, 2014. Millennium Fund Trust Class has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause the Class’ total operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) to exceed an annual rate of 1.75% of average daily net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

        NB Management has contractually undertaken to reimburse the Trust Class of Neuberger Berman Real Estate Fund and Neuberger Berman Regency Fund so that the total operating expenses of each Trust Class are limited to 1.50% per annum of the Trust Class’ average daily net assets (excluding taxes, interest, brokerage commissions, and extraordinary expenses). This undertaking lasts until August 31, 2014. The Trust Class of each of Neuberger Berman Real Estate Fund and Neuberger Berman Regency Fund has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause the Class’ total operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) to exceed an annual rate of 1.50% of average daily net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

Trust Class	Amount of Total Operating Expenses Reimbursed by NB Management for Fiscal Years Ended August 31
Fund	2003	2002	2001
International	$14,156	$14,339	$87,754
Millennium	$18,740	$11,319	$39,748
Real Estate	$152,347	$101,341*	N/A
Regency	$36,356	$27,988	$68,587
Socially Responsive	$0	$0	$37,011

* From May 1, 2002 (commencement of operations) to August 31, 2002.

Advisor Class

        NB Management has contractually undertaken to reimburse the Advisor Class of each of Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman Manhattan Fund and Neuberger Berman Partners Fund so that the total operating expenses of each Fund’s Adviser Class are limited to 1.50% per annum of the Advisor Class’ average daily net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses). This undertaking lasts until August 31, 2014. The Advisor Class of each such Fund has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause its total operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) to exceed an annual rate of 1.50% of average daily net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

        NB Management has contractually undertaken to reimburse the Advisor Class of Neuberger Berman Fasciano Fund and Neuberger Berman Millennium Fund so that the total operating expenses of each Advisor Class are limited to 1.90% per annum of average daily net assets. This undertaking lasts until August 31, 2014. The Advisor Class of Neuberger Berman Fasciano Fund and Neuberger Berman Millennium Fund has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause the Class’ total operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) to exceed an annual rate of 1.90% of average daily net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

        In addition, NB Management has voluntarily undertaken to reimburse the Advisor Class of Neuberger Berman Fasciano Fund so that the total annual operating expenses of Advisor Class are limited to 1.50% per annum of average daily net assets. This undertaking, which is terminable by NB Management upon notice to Neuberger Berman Fasciano Fund, is in addition to the contractual undertaking described in the paragraph above. During the fiscal year ended August 31, 2002, Fasciano Fund Advisor Class repaid NB Management $3,885 of expenses that NB Management reimbursed to the Fund.

        The table below shows the amounts reimbursed by NB Management pursuant to these arrangements:

Advisor Class	Amount of Total Operating Expenses Reimbursed by NB Management for Fiscal Years Ended August 31
Fund	2003	2002	2001
Fasciano	$0	$3,885*	N/A
Manhattan	$14,672	$13,719	$46,059
Millennium	$5,719	$4,015**	N/A

* From May 24, 2002 (commencement of operations) to August 31, 2002.
** From May 3, 2002 (commencement of operations) to August 31, 2002.

Institutional Class

        NB Management has contractually undertaken to reimburse the Institutional Class of Genesis Fund for its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 0.85% per annum of Genesis Fund Institutional Class’ average daily net assets. This undertaking lasts until August 31, 2014. Genesis Fund Institutional Class has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause the Class’ total operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) to exceed an annual rate of 0.85% of average net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

        During the fiscal years ended August 31, 2003, 2002 and 2001, the amount of total operating expenses reimbursed by NB Management to Genesis Institutional Class amounted to $87,885, $125,435 and $174,673 respectively.

All Classes

        The Management Agreement continues until October 31, 2005. The Management Agreement is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees who are not “interested persons” of NB Management (“Independent Fund Trustees”) and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding interests in that Fund. The Administration Agreement continues until October 31, 2004. The Administration Agreement is renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees who are not “interested persons” of NB Management or the Trust (“Independent Fund Trustees”), and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in that Fund.

        The Management Agreement is terminable, without penalty, with respect to a Fund on 60 days’ written notice either by the Trust or by NB Management. The Administration Agreement is terminable, without penalty, with respect to a Fund on 60 days’ written notice either by NB Management or by the Trust. Each Agreement terminates automatically if it is assigned.

Sub-Adviser

        NB Management retains Neuberger Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to each Fund pursuant to a sub-advisory agreement dated November 3, 2003 (“Sub-Advisory Agreement”).

        The Sub-Advisory Agreement provides in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that Neuberger Berman, from time to time, provides to its principals and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services. Neuberger Berman also serves as sub-adviser for all of the other mutual funds managed by NB Management.

        The Sub-Advisory Agreement continues until October 31, 2005 and is renewable from year to year, subject to approval of their continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to each Fund by the Fund Trustees or a 1940 Act majority vote of the outstanding interests in that Fund, by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days’ prior written notice. The Sub-Advisory Agreements also terminate automatically with respect to each Fund if they are assigned or if the Management Agreement terminates with respect to that Fund.

        Most money managers that come to the Neuberger Berman organization have at least fifteen years experience. Neuberger Berman and NB Management employ experienced professionals that work in a competitive environment.

Board Consideration of the Management and Sub-Advisory Agreements

        Neuberger Berman Inc., the parent company of NB Management and Neuberger Berman, entered into an agreement with Lehman Brothers Holdings Inc. (“Lehman Brothers”) on July 21, 2003, whereby Lehman Brothers agreed to acquire Neuberger Berman Inc. and, as a result, indirectly assume control of NB Management and Neuberger Berman (the “Transaction”), subject to certain conditions. Upon completion of the Transaction, the Funds’ then-existing management and sub-advisory agreements with NB Management and Neuberger Berman, respectively, automatically terminated. Prior to the Transaction, the Board met to consider the Management and Sub-Advisory Agreements, which are identical to the previous management and sub-advisory agreements, except for the dates of execution and termination.

        In evaluating the Management and Sub-Advisory Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Neuberger Berman Inc., NB Management, Neuberger Berman and Lehman Brothers and met with senior representatives of Neuberger Berman Inc., NB Management, Neuberger Berman and Lehman Brothers regarding their personnel, operations and financial condition. The Trustees also reviewed the terms of the Transaction and its possible effects on the Funds and their shareholders. The Independent Fund Trustees were advised by independent legal counsel throughout this process.

        The Board considered the following factors to be of primary importance to its approval of the Management and Sub-Advisory Agreements: (1) that the terms of the Management and Sub-Advisory Agreements are identical in all material respects to those of the existing agreements; (2) assurances by a representative of Lehman Brothers that NB Management and Neuberger Berman will maintain substantial operational autonomy and continuity of management following the Transaction; (3) the favorable history, reputation, qualification, and background of Neuberger Berman Inc., NB Management, Neuberger Berman, and Lehman Brothers, as well as the qualifications of their personnel and their respective financial conditions; (4) the overall commitment of Lehman Brothers to retaining personnel currently employed by NB Management and Neuberger Berman who currently provide services to the Funds; (5) the fee and expense ratios of the Funds relative to comparable mutual funds; (6) that the fee and expense ratios of the Funds appear to the Board to be reasonable given the quality of services expected to be provided and the fees are identical to those paid by the Funds in the past; (7) the commitment of NB Management to maintain the Funds’ current voluntary and contractual expense limitation agreements to ensure Fund shareholders do not face an increase in expenses upon consummation of the Transaction; (8) the performance of the Funds relative to comparable mutual funds and unmanaged indices; (9) the commitment of Neuberger Berman Inc. and its affiliates to pay the expenses of the Funds in connection with the Transaction including all expenses in connection with the solicitation of proxies so that shareholders of the Funds would not have to bear such expenses; (10) the possible benefits that may be realized by the Funds as a result of NB Management’s and Neuberger Berman’s combination with Lehman Brothers, including the resources of Lehman Brothers that would be available to each Fund; and (11) that the Transaction is expected to help ensure continuity of management of the Funds and may reduce the potential for future vulnerability to changes in control of NB Management and Neuberger Berman that could be adverse to the Funds’ interests.

        In addition, the Board had previously considered the terms of the previous management and sub-advisory agreements, which have terms substantially identical to the Management and Sub-Advisory Agreements, as part of its annual review of those agreements. The Board evaluated whether the agreements were in the best interests of each Fund and its shareholders. The Board primarily considered, with respect to each Fund, the nature and quality of the services provided under the agreements and the overall fairness of the agreements to the Funds. The Board requested and evaluated a report from NB Management that addressed specific factors designed to inform the Board’s consideration of these and other issues. The Board also retained an independent consultant to provide additional data and met with the consultant to discuss the proper interpretation of that data.

        With respect to the nature and quality of the services provided, the Board considered the performance of each Fund in comparison to relevant market indices, the performance of a peer group of investment companies pursuing broadly similar strategies, and the degree of risk undertaken by the portfolio manager. The Board considered NB Management’s resources and responsiveness with respect to Funds that had experienced lagging performance. The Board also considered the quality of brokerage execution provided by NB Management. The Board’s Portfolio Transactions Committee from time to time reviews the quality of the brokerage services that Neuberger Berman provides, and has reviewed studies by independent firms engaged to review and evaluate the quality of brokerage execution received by the Funds. The Board considered NB Management or Neuberger Berman’s use of brokers or dealers in fund transactions that provided research and other services to NB Management or Neuberger Berman, and the benefits derived by the Funds and by other clients of NB Management and Neuberger Berman from such services. The Board also considered NB Management and Neuberger Berman’s positive compliance history, as the firms have been free of significant compliance problems.

        With respect to the overall fairness of the agreements, the Board primarily considered the fee structure of the agreements and the profitability of NB Management and its affiliates from their association with the Funds. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Funds. The Board noted that most of the Funds were close to or below the median compensation paid. For those Funds that were not below the median, the Board considered the specific portfolio management issues that contributed to the higher fee. The Board also considered that each Fund’s fee structure provides for a reduction of payments resulting from economies of scale. The Board also considered the contractual limits on Fund expenses undertaken by NB Management. In concluding that the benefits accruing to NB Management and its affiliates by virtue of their relationship to the Funds were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to each Fund, the Board reviewed specific data as to NB Management’s profit or loss on each Fund for a recent period, and carefully examined NB Management’s cost allocation methodology.

        These matters were also considered by the Independent Fund Trustees meeting separately from the full Board with experienced 1940 Act counsel that is independent of Neuberger Berman and NB Management. The annual contract review extends over two regular meetings of the Board, to ensure that management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the report, and the Independent Fund Trustees have time to consider those responses.

Investment Companies Managed

        As of September 30, 2003, the investment companies managed by NB Management had aggregate net assets of approximately $65.6 billion. NB Management currently serves as investment manager of the following investment companies:

Name	Approximate Net Assets at September 30, 2003
Neuberger Berman Cash Reserves	$629,644,538
Neuberger Berman Government Money Fund	$1,271,878,819
Neuberger Berman High Income Bond Fund	$487,627,906
Neuberger Berman Institutional Cash Fund	$2,939,129,358
Neuberger Berman Limited Maturity Bond Fund	$239,866,939
Neuberger Berman Municipal Money Fund	$457,189,878
Neuberger Berman Municipal Securities Trust	$42,843,078
Neuberger Berman Strategic Income Fund	$ 22,701,256
Neuberger Berman Century Fund	$16,607,033
Neuberger Berman Fasciano Fund	$ 285,953,677
Neuberger Berman Focus Fund	$1,658,853,343
Neuberger Berman Genesis Fund	$5,099,666,182
Neuberger Berman Guardian Fund	$1,566,934,523
Neuberger Berman International Fund	$88,138,671
Neuberger Berman Manhattan Fund	$320,163,959
Neuberger Berman Millennium Fund	$57,937,603
Neuberger Berman Partners Fund	$1,520,988,566
Neuberger Berman Real Estate Fund	$31,828,460
Neuberger Berman Regency Fund	$31,266,567
Neuberger Berman Socially Responsive Fund	$151,438,622
Neuberger Berman Advisers Management Trust	$1,826,408,309
Neuberger Berman Intermediate Municipal Fund Inc.	$484,205,543
Neuberger Berman California Intermediate Municipal Fund Inc.	$157,997,211
Neuberger Berman New York Intermediate Municipal Fund Inc.	$129,512,807
Neuberger Berman Real Estate Income Fund Inc.	$113,626,210
Neuberger Berman Real Estate Securities Fund	(not in operation at 9/30/03)
Neuberger Berman Realty Income Fund Inc.	$641,106,339
Neuberger Berman Income Opportunity Fund Inc.	$382,187,130

        The investment decisions concerning the Funds and the other registered investment companies managed by NB Management (collectively, “Other NB Funds”) have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Funds. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Funds to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NB Management have varied from one another in the past and are likely to vary in the future.

        There may be occasions when a Fund and one or more of the Other NB Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to a Fund, in other cases it is believed that a Fund’s ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Fund Trustees that the desirability of the Funds’ having their advisory arrangements with NB Management outweighs any disadvantages that may result from contemporaneous transactions.

        The Funds are subject to certain limitations imposed on all advisory clients of Neuberger Berman (including the Funds, the Other NB Funds, and other managed accounts) and personnel of Neuberger Berman and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger Berman that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

Codes of Ethics

        The Funds, NB Management and Neuberger Berman, LLC have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Funds’ managers and other investment personnel who comply with the policies’ preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with their Funds or taking personal advantage of investment opportunities that may belong to the Funds. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

Management and Control of NB Management and Neuberger Berman

        Neuberger Berman and NB Management are wholly owned by Lehman Brothers Holdings, Inc., a publicly owned company. The directors, officers and/or employees of NB Management, Neuberger Berman and Neuberger Berman Inc. who are deemed “control persons,” all of whom have offices at the same address as NB Management and Neuberger Berman, are: Kevin Handwerker, Jeffrey B. Lane, Robert Matza, Jeffrey S. Maurer, Heidi L. Steiger, Jack L. Rivkin and Peter E. Sundman. Mr. Sundman and Mr. Rivkin are Trustees and officers of the Trust.

        Lehman Brothers is one of the leading global investment banks serving the financial needs of corporations, governments and municipalities, institutional clients, and high-net-worth individuals worldwide. Founded in 1850, Lehman Brothers maintains leadership positions in equity and fixed income sales, trading and research, investment banking, private equity, and private client services. The firm is headquartered in New York, London, and Tokyo and operates in a network of offices around the world. Lehman Brothers’ address is 745 Seventh Avenue, New York, New York 10019.

         According to a Schedule 13G jointly filed on February 12, 2003 by AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Conseil Vie Assurance Mutuelle, and AXA Courtage Assurance Mutuelle (collectively, the "Mutuelles AXA"), AXA ("AXA"), and AXA Financial, Inc., a subsidiary of AXA ("AFI"): (a) the Mutuelles AXA, which as a group control AXA, and AXA beneficially own 14,663,847 shares of common stock of Lehman Brothers solely for investment purposes and have sole voting power with respect to 7,928,133 of such shares, shared voting power with respect to 1,232,544 of such shares, and sole dispositive power with respect to all of such shares, and (b) 13,880,365 of such shares are beneficially owned by Alliance Capital Management L.P., a subsidiary of AFI, and the remainder of such shares are beneficially owned by other affiliates of AXA. Addresses of the joint filers are as follows: the Mutuelles AXA, 370, rue Saint Honore, 75001 Paris France and 26, rue Louis le Grand, 75002 Paris, France; AXA, 25, avenue Matignon, 75008 Paris, France; and AFI, 1290 Avenue of the Americas, New York NY 10104.

DISTRIBUTION ARRANGEMENTS

        Each Fund (except Neuberger Berman Real Estate Fund) offers a class of shares, known as Investor Class shares. Neuberger Berman Focus, Neuberger Berman Genesis, Neuberger Berman Guardian, Neuberger Berman International, Neuberger Berman Manhattan, Neuberger Berman Millennium, Neuberger Berman Partners, Neuberger Berman Real Estate Neuberger Berman Regency and Neuberger Berman Socially Responsive Funds offer a class of shares, known as Trust Class shares. Neuberger Berman Fasciano, Neuberger Berman Focus, Neuberger Berman Genesis, Neuberger Berman Guardian, Neuberger Berman Manhattan, Neuberger Berman Millennium and Neuberger Berman Partners Funds also offer a third class of shares, known as Advisor Class shares. Neuberger Berman Genesis Fund offers a fourth class of shares, known as Institutional Class shares.

Distributor

        NB Management serves as the distributor (“Distributor”) in connection with the offering of each Fund’s shares. Investor Class, Advisor Class, Trust Class and Institutional Class shares are offered on a no-load basis. Trust Class (with the exception of Real Estate Fund, whose shares are also sold directly to investors), Advisor Class, and Institutional Class are available only through Institutions that have made arrangements with NB Management for shareholder servicing and administration.

        In connection with the sale of its shares, each Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectuses and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by a Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Funds’ “principal underwriter” within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of each Fund’s Investor Class and Institutional Class shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Distributor also acts as agent in arranging for the sale of each Fund’s Advisor Class and Trust Class shares to Institutions and bears all advertising and promotion expenses incurred in the sale of the Funds’ shares.

        For each Funds’ Investor Class, the Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Funds, through use of their shareholder lists, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Funds’ shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Funds’ shareholders any investment products or services other than those managed or distributed by NB Management or Neuberger Berman.

        From time to time, NB Management may enter into arrangements pursuant to which it compensates a registered broker-dealer or other third party for services in connection with the distribution of shares of a certain Class.

        The Trust, on behalf of each Fund, and the Distributor are parties to a Distribution Agreement with respect to the Investor Class, and a Distribution and Shareholder Services Agreement with respect to the Advisor Class and the Trust Class of each Fund (except the Trust Class of Neuberger Berman Genesis, Neuberger Berman Manhattan and Neuberger Berman International Funds, as to which there is a Distribution Agreement) (“Distribution Agreements”). The Distribution Agreements continue until October 31, 2005. The Distribution Agreements may be renewed annually if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund’s outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreements may be terminated by either party and will terminate automatically on their assignment, in the same manner as the Management Agreements.

Distribution Agreement (Trust Class Only)

        The Plan provides that the Trust Class of Neuberger Berman Focus, Neuberger Berman Guardian, Neuberger Berman Millennium, Neuberger Berman Partners, Neuberger Berman Real Estate, Neuberger Berman Regency, and Neuberger Berman Socially Responsive Fund will compensate NB Management for administrative and other services provided to the Funds, its activities and expenses related to the sale and distribution of Fund shares, and ongoing services to investors in the Funds. Under the Plan, NB Management receives from the Trust Class of each Fund a fee at the annual rate of 0.10% of that Class’s average daily net assets. NB Management may pay up to the full amount of this fee to Institutions that make available Trust Class shares and/or provide services to the Trust Class and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Trust Class of a Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust Class’s plan complies with these rules.

        The table below sets forth the amount of fees accrued for the funds indicated below:

Trust Class	Period Ended August 31,
Fund	2003	2002	2001
Focus	$248,303	$356,036	$418,315
Guardian	$290,048	$446,349	$591,616
Millennium	$3,695	$6,585	$11,062
Partners	$274,893	$412,082	$401,647
Real Estate	$22,119	$3,065*	N/A
Regency	$11,431	$20,528	$26,075
Socially Responsive	$18,931	$28,250	$28,646

        * From May 1, 2002 (commencement of operations) to August 31, 2002.

Distribution Agreement (Advisor Class Only)

        The Plan provides that the Advisor Class of each Fund will compensate NB Management for administrative and other services provided to the Funds, its activities and expenses related to the sale and distribution of Fund shares, and ongoing services to investors in the Funds. Under the Plan, NB Management receives from the Advisor Class of each Fund a fee at the annual rate of 0.25% of that Class’s average daily net assets. NB Management may pay up to the full amount of this fee to Institutions that make available Fund shares and/or provide services to the Advisor Class and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Advisor Class of a Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Advisor Class’s plan complies with these rules.

        The table below sets forth the amount of fees accrued for the funds indicated below:

Advisor Class	Period Ended August 31,
Fund	2003	2002	2001
Fasciano	$10,928	$363	N/A
Focus	$45,650	$51,174	$47,880
Genesis	$687,137	$626,862	$320,734
Guardian	$38,335	$52,971	$63,338
Manhattan	$4,840	$4,604	$10,440
Millennium	$604	$182	N/A
Partners	$67,847	$95,229	$121,719

        Each Plan requires that NBMI provide the Fund Trustees for their review a quarterly written report identifying the amounts expended by each Fund and the purposes for which such expenditures were made.

        Prior to approving the Plans, the Fund Trustees considered various factors relating to the implementation of each Plan and determined that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. To the extent the Plans allow the Funds to penetrate markets to which they would not otherwise have access, the Plans may result in additional sales of Fund shares; this, in turn, may enable the Funds to achieve economies of scale that could reduce expenses. In addition, certain on-going shareholder services may be provided more effectively by Institutions with which shareholders have an existing relationship.

        The Plans continue until June 30, 2004. The Plans are renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees and (2) by a vote of the majority of those Independent Fund Trustees who have no direct or indirect financial interest in the Distribution Agreement or the Trust’s plans pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on such approval. The Plans may not be amended to increase materially the amount of fees paid by any class of any Fund thereunder unless such amendment is approved by a 1940 Act majority vote of the outstanding shares of the class and by the Fund Trustees in the manner described above. A Plan is terminable with respect to a class of a Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding shares in the class.

        From time to time, one or more of the Funds may be closed to new investors. Because the Plans for the Advisor and Trust Class shares of the Funds pay for ongoing shareholder and account services, the Board may determine that it is appropriate for a Fund to continue paying a 12b-1 fee, even though the Fund is closed to new investors.

ADDITIONAL PURCHASE INFORMATION

Share Prices and Net Asset Value (All Classes)

        Each Fund’s shares are bought or sold at a price that is the Fund’s NAV per share. The NAV for each Fund is calculated by subtracting total liabilities from total assets (the market value of the securities the Fund holds plus cash and other assets). Each Fund’s per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding and rounding the result to the nearest full cent. Each Fund calculates its NAV as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.

        Each Fund (except Neuberger Berman International Fund) values securities (including options) listed on the NYSE, the American Stock Exchange or other national securities exchanges and other securities for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. Securities traded primarily on the Nasdaq Stock Market are normally valued by the Fund at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.

        If there is no reported sale of a security on a particular day, the security is valued at the mean between its closing bid and asked prices on that day. Foreign securities are translated from the local currency into U.S. dollars using current exchange rates. These Funds value all other securities and assets, including restricted securities, by a method that the trustees of the Trust believe accurately reflects fair value.

        Neuberger Berman International Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the last available bid price on that day. Debt obligations are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Foreign securities are translated from the local currency into U.S. dollars using current exchange rates. The Fund values all other types of securities and assets, including restricted securities and securities for which market quotations are not readily available, by a method that the trustees of the Trust believe accurately reflects fair value.

        Neuberger Berman International Fund’s securities are traded primarily in foreign markets that may be open on days when the NYSE is closed. As a result, the NAV of Neuberger Berman International Fund may be significantly affected on days when shareholders have no access to that Fund.

        If, after the close of the principal market on which a security is traded, and before the time the Fund’s securities are priced that day, an event occurs that NB Management deems likely to cause a material change in the value of such security, the Fund’s Board of Trustees has authorized NB Management, subject to the Board’s review, to ascertain a fair value for such security. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant. Under the 1940 Act, funds are required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security’s valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security’s fair value will be the same as or close to the subsequent opening market price for that security.

        If NB Management believes that the price of a security obtained under a Fund’s valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Trustees of the Trust believe accurately reflects fair value.

Automatic Investing and Dollar Cost Averaging

        Each Funds’ Investor Class shareholders may arrange to have a fixed amount automatically invested in Fund shares each month. To do so, an Investor Class shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in a money market fund for which NB Management serves as investment manager or (2) withdrawals from the Investor Class shareholder’s checking account. In either case, the minimum monthly investment is $100. An Investor Class shareholder who elects to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

        Automatic investing enables an Investor Class shareholder to take advantage of “dollar cost averaging.” As a result of dollar cost averaging, an Investor Class shareholder’s average cost of Fund shares generally would be lower than if the Investor Class shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.

ADDITIONAL EXCHANGE INFORMATION

        As more fully set forth in the section of the Prospectuses entitled “Maintaining Your Account,” each funds’ Investor Class shareholders may redeem at least $1,000 worth of a Fund’s shares and invest the proceeds in Investor Class shares of one or more of the other Funds or the Income and Municipal Funds that are briefly described below, provided that the minimum investment requirements of the other fund(s) are met. An Institution may exchange any Fund’s Advisor Class, Trust Class or Institutional Class shares for shares of the corresponding class of one or more of the other Neuberger Berman Funds, if made available through that Institution.

EQUITY FUNDS

Neuberger Berman Century Fund	Invests mainly in common stocks of large-capitalization companies. The manager seeks to buy companies with strong historical and prospective earnings growth.
Neuberger Berman Fasciano Fund	Seeks long-term capital growth. The portfolio manager also may consider a company's potential for income prior to selecting it for the Fund. The Fund invests mainly in the common stocks of small-cap companies, i.e., those with a total market value of no more than $1.5 billion at the time the Fund first invests in them. In selecting companies that the manager believes may have greater potential to appreciate in price, the manager will invest the Fund in smaller companies that are under-followed by major Wall Street brokerage houses and large asset management firms.

Neuberger Berman Focus Fund	Seeks long-term growth of capital. Invests mainly in common stocks selected from 13 multi-industry sectors of the economy. To maximize potential return, the Fund normally makes 90% or more of its investments in not more than six sectors of the economy, and may invest 50% or more of its assets in any one sector.

Neuberger Berman Genesis Fund (This fund is closed to new investors.)	Seeks growth of capital. Invests mainly in stocks of companies with small market capitalizations (no more than $1.5 billion at the time of the Fund's investment). Fund managers seek to buy the stocks of undervalued companies whose current product lines and balance sheets are strong.

Neuberger Berman Guardian Fund	Seeks long-term growth of capital and secondarily, current income. Invests mainly in stocks of mid- to large-capitalization companies that are well positioned and are undervalued in the market.
Neuberger Berman International Fund	Seeks long-term capital appreciation by investing primarily in foreign stocks of any capitalization, both in developed economies and in emerging markets. Fund managers seek undervalued companies in countries with strong potential for growth.

Neuberger Berman Manhattan Fund	Seeks growth of capital. Invests in securities believed to have the maximum potential for long-term capital appreciation. Fund managers seek fast-growing companies with above average sales and competitive returns on equity relative to their peers. Factors in identifying these firms may include financial strength, a strong position relative to competitors and strong earnings growth relative to competitors.

Neuberger Berman Millennium Fund	Seeks growth of capital by investing mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of no more than $2 billion at the time of initial investment. The Fund co-managers take a growth approach to stock selection, looking for fast growing companies with above average sales and competitive returns on equity relative to their peers. Factors in identifying these firms may include financial strength, a strong position relative to competitors and strong earnings growth relative to competitors.

Neuberger Berman Partners Fund	Seeks capital growth through an approach that is intended to increase capital with reasonable risk. The Fund manager looks at fundamentals, focusing particularly on cash flow, return on capital, and asset values.

Neuberger Berman Real Estate Fund	Seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.
Neuberger Berman Regency Fund	Seeks growth of capital by investing primarily in common stocks of mid-capitalization companies which the manager believes have solid fundamentals.
Neuberger Berman Socially Responsive Fund	Seeks long-term growth of capital by investing primarily in securities of companies that meet the fund's financial criteria and social policy.

INCOME FUNDS

Neuberger Berman Cash Reserves	A money market fund seeking the highest current income consistent with safety and liquidity. The Fund invests in high-quality money market instruments. It seeks to maintain a constant purchase and redemption price of $1.00.

Neuberger Berman Government Money Fund	A U.S. Government money market fund seeking maximum safety and liquidity and the highest available current income. The Fund invests in securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies and instrumentalities and repurchase agreements on such securities. It seeks to maintain a constant purchase and redemption price of $1.00.

Neuberger Berman High Income Bond Fund	Seeks high total returns consistent with capital preservation. The fund normally invests primarily in a diversified portfolio of U.S. intermediate-term, high-yield corporate bonds, including those sometimes known as "junk" bonds.

Neuberger Berman Limited Maturity Bond Fund	Seeks the highest current income consistent with low risk to principal and liquidity and, secondarily, total return. The Fund invests in debt securities, primarily investment grade; maximum 10% below investment grade, but no lower than B.* Maximum average duration of four years.

MUNICIPAL FUNDS

Neuberger Berman Municipal Money Fund	A money market fund seeking the maximum current income exempt from federal income tax, consistent with safety and liquidity. The Fund invests in high-quality, short-term municipal securities. It seeks to maintain a constant purchase and redemption price of $1.00.

Neuberger Berman Municipal Securities Trust	Seeks high current tax-exempt income with low risk to principal, limited price fluctuation, and liquidity and, secondarily, total return. The Fund invests in investment grade municipal securities with a maximum average duration of 10 years.

*/ As rated by Moody’s or S&P or, if unrated by either of those entities, determined by NB Management to be of comparable quality.

        Before effecting an exchange, Fund shareholders must obtain and should review a currently effective Prospectus of the Fund into which the exchange is to be made. An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be realized.

        There can be no assurance that Neuberger Berman Government Money Fund, Neuberger Berman Cash Reserves, or Neuberger Berman Municipal Money Fund, each of which is a money market fund that seeks to maintain a constant purchase and redemption price of $1.00, will be able to maintain that price. An investment in any of the above-referenced funds, as in any other mutual fund, is neither insured nor guaranteed by the U.S. Government.

        Any Fund described herein, and any of the Income or Municipal Funds, may terminate or modify its exchange privilege in the future. Before effecting an exchange, shareholders should review a currently effective Prospectus of the Fund into which the exchange is to be made.

        Each of the Funds, except Neuberger Berman International and Neuberger Berman Real Estate Funds, may terminate or materially alter its exchange privilege without notice to shareholders. Because Neuberger Berman International and Neuberger Berman Real Estate Funds charge shareholders a redemption fee on exchanges of Fund shares held 180 days or less, the Funds will provide at least 60 days’ notice prior to terminating or materially altering its exchange privilege, except in the following cases:

  If the effect of the amendment to the exchange privilege is to reduce or eliminate the redemption fee payable at the time of the exchange; or

  In certain extraordinary circumstances, such as the suspension of the redemption of the Fund’s shares under Section 22(e) of the 1940 Act and the rules and regulations thereunder, or where a Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with applicable investment objectives, policies and restrictions.

ADDITIONAL REDEMPTION INFORMATION

Suspension of Redemptions

        The right to redeem Fund shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund’s shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open (“Business Day”) after termination of the suspension.

Redemptions in Kind

        Each Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described in “Share Prices and Net Asset Value” above. Each Fund may pay in kind only those requests for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of the Fund, whichever is less. If payment is made in securities, a shareholder or Institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Funds do not redeem in kind under normal circumstances, but would do so when the Fund Trustees determined that it was in the best interests of a Fund’s shareholders as a whole.

Market Timing

        As noted in the Funds’ prospectus, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders. Under certain circumstances, the Funds reserve the right to reject any exchange or investment order; change, suspend or revoke the exchange privilege or suspend the telephone order privilege.

        Although the Funds diligently monitor for excessive short-term trading activity, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by Institutions is severely limited in those instances in which the Institution maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the funds will eliminate all excessive short-term trading or prevent all harm that might be caused by such trading.

DIVIDENDS AND OTHER DISTRIBUTIONS

        Each Fund distributes to its shareholders, by Class, substantially all of its net investment income (after deducting expenses attributable to the Class), net capital gains, and net gains from foreign currency transactions earned or realized by the Fund. Timing of capital gain realization is one factor that a portfolio manager may consider in deciding when to sell a security. A Fund’s net investment income consists of all income accrued on Fund assets less accrued expenses but does not include capital and foreign currency gains and losses. Net investment income and realized gains and losses are reflected in a Fund’s NAV until they are distributed. Each Fund calculates its net investment income and NAV per share as of the close of regular trading on the NYSE on each Business Day (usually 4:00 p.m. Eastern time).

        Each Fund normally pays dividends from net investment income and distributions of net realized capital and foreign currency gains, if any, once annually, in December, except that Neuberger Berman Real Estate Fund distributes substantially all of its net investment income (after deducting expenses), if any, near the end of each calendar quarter.

        Each Fund’s dividends and other distributions are automatically reinvested in additional shares of the relevant Class of the distributing Fund, unless the shareholder elects to receive them in cash (“cash election”). Investor Class shareholders may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company (“State Street”), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check or through an electronic transfer to a bank account or used to purchase shares of another Neuberger Berman Fund, designated in the shareholder’s original account application. To the extent dividends and other distributions are subject to federal, state, and/or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in Fund shares.

        A cash election with respect to any Fund remains in effect until the shareholder (or Institution) notifies State Street in writing to discontinue the election. If it is determined, however, that the U.S. Postal Service cannot properly deliver Fund mailings to the shareholder for 180 days, the Fund will terminate the shareholder’s cash election. Thereafter, the shareholder’s dividends and other distributions will automatically be reinvested in additional Fund shares until the shareholder requests in writing to State Street or the Fund that the cash election be reinstated.

        Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the relevant Class of the distributing Fund at their NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

ADDITIONAL TAX INFORMATION

Taxation of the Funds

        To continue to qualify for treatment as a RIC under the Code, each Fund – which is treated as a separate corporation for federal income tax purposes – must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Financial Instruments) derived with respect to its business of investing in securities or those currencies (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer.

        If a Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends — taxable as ordinary income or, if they are “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 (“QDI”), at the rate for net capital gain, which is a maximum of 15% for individual shareholders — to the extent of the Fund’s earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

        Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts.

        Dividends and interest a Fund receives, and gains it realizes, may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions (“foreign taxes”) that would reduce the total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

        If more than 50% of the value of Neuberger Berman International Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service (“Service”) that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes the Fund paid. Pursuant to that election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, his or her share of those taxes, (2) treat his or her share of those taxes and of any dividend the Fund paid that represents its income from foreign or U.S. possessions sources as his or her own income from those sources, and (3) either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund’s foreign taxes and income from sources within foreign countries and U.S. possessions if it makes this election. Individual shareholders of the Fund who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

        A Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if a Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Fund’s distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on “QDI.”

        If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the Fund’s incurring the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

        Each Fund may elect to “mark-to-market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

        Investors should be aware that a Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after a Fund acquires shares therein. While each Fund generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so.

        The Funds’ use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Funds realize in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Financial Instruments a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

        Exchange-traded futures contracts (other than “securities futures contracts,” as defined in section 1234B(c) of the Code), certain foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) that are subject to section 1256 of the Code (“Section 1256 contracts”) are required to be “marked-to-market” (that is, treated as having been sold at market value) for federal income tax purposes at the end of a Fund’s taxable year. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss; the remainder is treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. A Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (as noted above, taxable to its shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends that Fund must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

        If a Fund has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

        Each of Neuberger Berman Century, Neuberger Berman Millennium, Neuberger Berman Partners, Neuberger Berman Real Estate, Neuberger Berman Regency, and Neuberger Berman Socially Responsive Funds may acquire zero coupon securities or other securities issued with OID. As a holder of those securities, each such Fund must take into income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because each such Fund annually must distribute substantially all of its investment company taxable income (including accrued OID) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, such a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or, if necessary, from the proceeds of sales of its securities. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

        Income Neuberger Berman Real Estate Fund derives from a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation or REIT) (“RE Partnership”) will be treated as qualifying income under the Income Requirement only to the extent it would be qualifying income if realized directly by the Fund in the same manner as realized by the RE Partnership.

        Neuberger Berman Real Estate Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under U.S. Treasury regulations that are authorized by the Code but have not yet been issued, some of a REIT’s income attributable to such an interest (an “excess inclusion”) generally will be allocated to the REIT’s shareholders in proportion to the dividends they receive; those regulations are expected to treat a RIC’s excess inclusion income similarly. Excess inclusion income so allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) would constitute unrelated business taxable income to them. In addition, if a “disqualified organization” (which term includes a governmental unit and a tax-exempt entity) is a record holder of a RIC’s shares at any time during a taxable year, the RIC will be subject to tax equal to the portion of its excess inclusion income for the year that is allocable to the disqualified organization multiplied by the highest federal income tax rate imposed on corporations. The Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests.

Taxation of the Funds’ Shareholders

        If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

        Each Fund is required to withhold 28% of all dividends, capital gain distributions, and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and other distributions payable to such shareholders who otherwise are subject to backup withholding.

        As described in “Maintaining Your Account” in each Prospectus, a Fund may close a shareholder’s account and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an individual retirement account (including a Roth IRA) or a qualified retirement plan (including a simplified employee pension plan, savings incentive match plan for employees, Keogh plan, corporate profit-sharing and money purchase pension plan, Code section 401(k) plan, and Code section 403(b)(7) account), the Fund’s payment of the redemption proceeds may result in adverse tax consequences for the accountholder. Shareholders should consult their tax advisers regarding any such consequences.

FUND TRANSACTIONS

        Neuberger Berman and Lehman Brothers, Inc. (“Lehman”) act as principal brokers for each Fund (except Neuberger Berman International Fund) in the purchase and sale of its portfolio securities (other than certain securities traded on the OTC market). This means that Fund trades may be executed by Neuberger Berman or Lehman where Neuberger Berman or Lehman is capable of providing best execution. Neuberger Berman and Lehman may act as broker for Neuberger Berman International Fund. A substantial portion of the Fund transactions of Neuberger Berman Genesis and Neuberger Berman Millennium Funds involves securities traded on the OTC market; those Funds purchase and sell OTC securities in principal transactions with dealers who are the principal market makers for such securities. In effecting securities transactions, each Fund seeks to obtain the best price and execution of orders.

        During the fiscal year ended August 31, 2001, Neuberger Berman Manhattan Fund paid brokerage commissions of $960,147, of which $311,609 was paid to Neuberger Berman. During the fiscal year ended August 31, 2002, Neuberger Berman Manhattan Fund paid brokerage commissions of $915,819, of which $404,246 was paid to Neuberger Berman.

        During the fiscal year ended August 31, 2003, Neuberger Berman Manhattan Fund paid brokerage commissions of $1,128,725 of which $336,386 was paid to Neuberger Berman and $44,772 was paid to Lehman. During the fiscal year ended August 31, 2003, transactions in which that Fund used Neuberger Berman as broker comprised 31.11% of the aggregate dollar amount of transactions involving the payment of commissions, and 29.80% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman as broker comprised 4.83% of the aggregate dollar amount of transactions involving the payment of commissions, and 3.97% of the aggregate brokerage commissions paid by the Fund. 91.99% of the $728,861 paid to other brokers and Lehman by that Fund during that fiscal year (representing commissions on transactions involving approximately $451,069,045) was directed to those brokers because of research services they provided. At August 31, 2003, Lehman was not an affiliated broker of the Fund. During the fiscal year ended August 31, 2003, that Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act) (“Regular B/Ds”): Bear, Stearns & Co. Inc., Neuberger Berman, LLC; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Bear, Stearns & Co., Inc., $4,513,710; and Neuberger Berman, LLC, $7,003,288.

        During the fiscal year ended August 31, 2001, Neuberger Berman Genesis Fund paid brokerage commissions of $1,612,569, of which $618,211 was paid to Neuberger Berman. During the fiscal year ended August 31, 2002, Neuberger Berman Genesis Fund paid brokerage commissions of $2,902,819, of which $988,163 was paid to Neuberger Berman.

        During the fiscal year ended August 31, 2003, Neuberger Berman Genesis Fund paid brokerage commissions of $3,239,161, of which $1,106,148 was paid to Neuberger Berman and $88,311 was paid to Lehman. During the fiscal year ended August 31, 2003, transactions in which that Fund used Neuberger Berman as broker comprised 35.66% of the aggregate dollar amount of transactions involving the payment of commissions, and 34.15% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers, Inc. as broker comprised 4.09% of the aggregate dollar amount of transactions involving the payment of commissions, and 2.73% of the aggregate brokerage commissions paid by the Fund. 93.77% of the $2,000,133 paid to other brokers and Lehman by that Fund during that fiscal year (representing commissions on transactions involving approximately $949,350,797) was directed to those brokers because of research services they provided. At August 31, 2003, Lehman was not an affiliated broker of the Fund. During the fiscal year ended August 31, 2003, that Fund acquired securities of the following of its Regular B/Ds: Neuberger Berman, LLC; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Neuberger Berman, LLC, $237,533,509.

        During the fiscal year ended August 31, 2001, Neuberger Berman Focus Fund paid brokerage commissions of $1,879,356, of which $939,891 was paid to Neuberger Berman. During the fiscal year ended August 31, 2002, Neuberger Berman Focus Fund paid brokerage commissions of $1,803,541, of which $773,575 was paid to Neuberger Berman.

        During the fiscal year ended August 31, 2003, Neuberger Berman Focus Fund paid brokerage commissions of $2,390,956, of which $1,379,962 was paid to Neuberger Berman and $33,196 was paid to Lehman. During the fiscal year ended August 31, 2003, transactions in which that Fund used Neuberger Berman as broker comprised 53.29% of the aggregate dollar amount of transactions involving the payment of commissions, and 57.72% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers, Inc. as broker comprised 2.13% of the aggregate dollar amount of transactions involving the payment of commissions, and 1.39% of the aggregate brokerage commissions paid by the Fund. 99.2% of the $1,002,882 paid to other brokers and Lehman by that Fund during that fiscal year (representing commissions on transactions involving approximately $317,265,231) was directed to those brokers because of research services they provided. At August 31, 2003, Lehman was not an affiliated broker of the Fund. During the fiscal year ended August 31, 2003, that Fund acquired securities of the following of its Regular B/Ds: J.P. Morgan Chase & Co.; Lehman Brothers, Inc., Merrill Lynch, Pierce, Fenner & Smith Inc., and Neuberger Berman, LLC; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Salomon Smith Barney Inc., $168,458,100; J.P. Morgan Securities Inc., $86,918,800; Morgan Stanley & Co., $4,879,000; Merrill Lynch, Pierce, Fenner & Smith Inc., $98,417,400; Lehman Brothers, Inc., $69,673,800; and Neuberger Berman, LLC, $47,255,219.

        During the fiscal year ended August 31, 2001, Neuberger Berman Guardian Fund paid brokerage commissions of $6,442,406, of which $3,556,464 was paid to Neuberger Berman. During the fiscal year ended August 31, 2002, Neuberger Berman Guardian Fund paid brokerage commissions of $7,203,899, of which $3,663,976 was paid to Neuberger Berman.

        During the fiscal year ended August 31, 2003, Neuberger Berman Guardian Fund paid brokerage commissions of $2,518,508, of which $1,115,775 was paid to Neuberger Berman and $138,791 was paid to Lehman. During the fiscal year ended August 31, 2003, transactions in which that Fund used Neuberger Berman as broker comprised 45.22% of the aggregate dollar amount of transactions involving the payment of commissions, and 44.30% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman as broker comprised 4.44% of the aggregate dollar amount of transactions involving the payment of commissions, and 5.51% of the aggregate brokerage commissions paid by the Fund. 91.94% of the $1,289,610 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $747,258,881) was directed to those brokers because of research services they provided. At August 31, 2003, Lehman was not an affiliated broker of the Fund. During the fiscal year ended August 31, 2003, that Fund acquired securities of the following of its Regular B/Ds: Bank of America Securities Inc., Goldman, Sachs & Co., Salomon Smith Barney Inc., Lehman Brothers, Inc., Merrill Lynch, Pierce, Fenner & Smith Inc., Neuberger Berman, LLC, and State Street Bank and Trust Company; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Neuberger Berman, LLC, $50,380,850; Salomon Smith Barney Inc., $33,377,939; Goldman Sachs & Co., $40,678,853; and State Street Bank and Trust Company, $46,345,275.

        During the fiscal year ended August 31, 2001, Neuberger Berman Partners Fund paid brokerage commissions of $4,585,235 of which $2,883,975 was paid to Neuberger Berman. During the fiscal year ended August 31, 2002, Neuberger Berman Partners Fund paid brokerage commissions of $3,773,848 of which $1,845,866 was paid to Neuberger Berman.

        During the fiscal year ended August 31, 2003, Neuberger Berman Partners Fund paid brokerage commissions of $3,601,838 of which $2,043,647 was paid to Neuberger Berman and $139,969 was paid to Lehman Brothers, Inc. During the fiscal year ended August 31, 2003, transactions in which that Fund used Neuberger Berman as broker comprised 55.34% of the aggregate dollar amount of transactions involving the payment of commissions, and 56.74% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers, Inc. as broker comprised 4.42% of the aggregate dollar amount of transactions involving the payment of commissions, and 3.89% of the aggregate brokerage commissions paid by the Fund. 89.70% of the $1,397,649 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $811,961,402) was directed to those brokers because of research services they provided. At August 31, 2003, Lehman was not an affiliated broker of the Fund. During the fiscal year ended August 31, 2003, that Fund acquired securities of the following of its Regular B/Ds: Bank of New York Co., Inc., J.P. Morgan Chase & Co., Merrill Lynch, Pierce, Fenner & Smith Inc., Lehman Brothers, Inc., Neuberger Berman, LLC, and State Street Bank and Trust Company; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Bank of New York Co., Inc., $23,824,316; Salomon Smith Barney Inc., $40,419,540; J.P. Morgan Chase & Co., 33,662,214; Lehman Brothers, Inc., $24,648,750; Merrill Lynch, Pierce, Fenner & Smith Inc., $30,896,610, State Street Bank and Trust Company, $26,476,000; and Neuberger Berman, LLC, $24,199,834.

        During the fiscal year ended August 31, 2001, Neuberger Berman Socially Responsive Fund paid brokerage commissions of $238,503, of which $184,342 was paid to Neuberger Berman. During the fiscal year ended August 31, 2002, Neuberger Berman Socially Responsive Fund paid brokerage commissions of $201,870, of which $159,194 was paid to Neuberger Berman.

        During the fiscal year ended August 31, 2003, Neuberger Berman Socially Responsive Fund paid brokerage commissions of $279,263, of which $213,034 was paid to Neuberger Berman and $1,042 was paid to Lehman Brothers, Inc. During the fiscal year ended August 31, 2003, transactions in which that Fund used Neuberger Berman as broker comprised 73.43% of the aggregate dollar amount of transactions involving the payment of commissions, and 76.28% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers, Inc. as broker comprised 0.41% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.37% of the aggregate brokerage commissions paid by the Fund. 96.07% of the $63,628 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $46,681,082) was directed to those brokers because of research services they provided. At August 31, 2003, Lehman was not an affiliated broker of the Fund. During the fiscal year ended August 31, 2003, that Fund acquired securities of the following of its Regular B/Ds: Salomon Smith Barney Inc., Goldman, Sachs & Co., Lehman Brothers, Inc., and State Street Bank and Trust Company; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Salomon Smith Barney Inc., $3,181,890; Goldman Sachs & Co., $4,486,443; and State Street Bank and Trust Company, $6,301,140.

        During the fiscal year ended August 31, 2001, Neuberger Berman International Fund paid brokerage commissions of $363,450, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2002, Neuberger Berman International Fund paid brokerage commissions of $239,192, of which $0 was paid to Neuberger Berman.

        During the fiscal year ended August 31, 2003, Neuberger Berman International Fund paid brokerage commissions of $266,962, of which $924 was paid to Neuberger Berman and $13,820 was paid to Lehman Brothers, Inc. During the fiscal year ended August 31, 2003, transactions in which that Fund used Neuberger Berman as broker comprised 0.24% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.35% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers, Inc. as broker comprised 5.92% of the aggregate dollar amount of transactions involving the payment of commissions, and 5.18% of the aggregate brokerage commissions paid by the Fund. 100% of the $266,038 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $128,226,026) was directed to those brokers because of research services they provided. At August 31, 2003, Lehman was not an affiliated broker of the Fund. During the fiscal year ended August 31, 2003, that Fund acquired securities of the following of its Regular B/Ds: Credit Suisse First Boston Corp., Neuberger Berman, LLC and State Street Bank and Trust Company; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Neuberger Berman, LLC, $1,751,400.

        During the fiscal year ended August 31, 2001, Neuberger Berman Millennium Fund paid brokerage commissions of $230,737, of which $68,037 was paid to Neuberger Berman. During the fiscal year ended August 31, 2002, Neuberger Berman Millennium Fund paid brokerage commissions of $217,457, of which $46,776 was paid to Neuberger Berman.

        During the fiscal year ended August 31, 2003, Neuberger Berman Millennium Fund paid brokerage commissions of $465,539, of which $72,097 was paid to Neuberger Berman and $25,293 was paid to Lehman Brothers, Inc. During the fiscal year ended August 31, 2003, transactions in which that Fund used Neuberger Berman as broker comprised 17.24% of the aggregate dollar amount of transactions involving the payment of commissions, and 15.49% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers, Inc. as broker comprised 5.29% of the aggregate dollar amount of transactions involving the payment of commissions, and 5.43% of the aggregate brokerage commissions paid by the Fund. 89.11% of the $350,595 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $163,963,588) was directed to those brokers because of research services they provided. At August 31, 2003, Lehman was not an affiliated broker of the Fund. During the fiscal year ended August 31, 2003, that Fund acquired securities of the following of its Regular B/Ds: Jefferies & Company, Inc.; Neuberger Berman, LLC; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Neuberger Berman, LLC, $903,290,000.

        During the fiscal year ended August 31, 2001, Neuberger Berman Regency Fund paid brokerage commissions of $275,142, of which $128,360 was paid to Neuberger Berman. During the fiscal year ended August 31, 2002, Neuberger Berman Regency Fund paid brokerage commissions of $133,901, of which $94,929 was paid to Neuberger Berman.

        During the fiscal year ended August 31, 2003, Neuberger Berman Regency Fund paid brokerage commissions of $75,268, of which $51,760 was paid to Neuberger Berman and $485 was paid to Lehman Brothers, Inc. During the fiscal year ended August 31, 2003, transactions in which that Fund used Neuberger Berman as broker comprised 67.67% of the aggregate dollar amount of transactions involving the payment of commissions, and 68.77% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers, Inc. as broker comprised 0.64% of the aggregate dollar amount of transactions involving the payment of commissions, and 064% of the aggregate brokerage commissions paid by the Fund. 92.42% of the $21,726 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $12,131,254) was directed to those brokers because of research services they provided. At August 31, 2003, Lehman was not an affiliated broker of the Fund. During the fiscal year ended August 31, 2003, that Fund acquired securities of the following of its Regular B/Ds: Neuberger Berman, LLC; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Neuberger Berman, LLC, $1,543,149.

        During the fiscal year ended August 31, 2001, Neuberger Berman Century Fund paid brokerage commissions of $31,609, of which $24,956 was paid to Neuberger Berman. During the fiscal year ended August 31, 2002, Neuberger Berman Century Fund paid brokerage commissions of $42,407, of which $28,560 was paid to Neuberger Berman.

        During the fiscal year ended August 31, 2003, Neuberger Berman Century Fund paid brokerage commissions of $41,576, of which $23,504 was paid to Neuberger Berman and $384 was paid to Lehman Brothers. During the fiscal year ended August 31, 2003, transactions in which that Fund used Neuberger Berman as broker comprised 59.86% of the aggregate dollar amount of transactions involving the payment of commissions, and 56.53% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers, Inc. as broker comprised 1.34% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.92% of the aggregate brokerage commissions paid by the Fund. 92.88% of the $16,786 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $10,679,576) was directed to those brokers because of research services they provided. At August 31, 2003, Lehman was not an affiliated broker of the Fund. During the fiscal year ended August 31, 2003, that Fund acquired securities of the following of its Regular B/Ds: Bank of America Securities Inc., Bear, Stearns & Co., Inc., Salomon Smith Barney Inc., Morgan Stanley & Co., and Neuberger Berman, LLC; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Bank of America Securities Inc., $166,425; Bear, Stearns & Co., Inc., $160,954; Salomon Smith Barney Inc., $208,080; and Neuberger Berman, LLC, $52,487.

        During the fiscal year ended June 30, 2000 and the fiscal periods from July 1, 2001 through March 23, 2001, the Neuberger Berman Fasciano Fund’s predecessor, Fasciano Fund, Inc. paid brokerage commissions of $263,820 and $51,259, respectively. During the fiscal period from March 24, 2001 through June 30, 2001, the Fund paid brokerage commissions of $19,360 of which $4,500 was paid to Neuberger Berman. During the fiscal period from July 1, 2001 through August 31, 2001, the Fund paid brokerage commissions of $16,256 of which $6,445 was paid to Neuberger Berman. During the fiscal year ended August 31, 2002, Neuberger Berman Fasciano Fund paid brokerage commissions of $178,697, of which $74,922 was paid to Neuberger Berman.

        During the fiscal year ended August 31, 2003, Neuberger Berman Fasciano Fund paid brokerage commissions of $170,567, of which $58,384 was paid to Neuberger Berman and $3,316 was paid to Lehman. During the fiscal year ended August 31, 2003, transactions in which that Fund used Neuberger Berman as broker comprised 29.57% of the aggregate dollar amount of transactions involving the payment of commissions, and 34.23% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers, Inc. as broker comprised 1.07% of the aggregate dollar amount of transactions involving the payment of commissions, and 1.94% of the aggregate brokerage commissions paid by the Fund. 88.40% of the $99,172 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $53,500,770) was directed to those brokers because of research services they provided. At August 31, 2003, Lehman was not an affiliated broker of the Fund. During the fiscal year ended August 31, 2003, that Fund acquired securities of the following of its Regular B/Ds: Neuberger Berman, LLC; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Neuberger Berman, LLC, $37,380,432.

        During the fiscal year ended August 31, 2002, Neuberger Berman Real Estate Fund paid brokerage commissions of $37,805, of which $16,620 was paid to Neuberger Berman.

        During the fiscal year ended August 31, 2003, Neuberger Berman Real Estate Fund paid brokerage commissions of $100,388, of which $31,103 was paid to Neuberger Berman and $14,540 was paid to Lehman. During the fiscal year ended August 31, 2003, transactions in which that Fund used Neuberger Berman as broker comprised 37.58% of the aggregate dollar amount of transactions involving the payment of commissions, and 31.00% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers, Inc. as broker comprised 11.15% of the aggregate dollar amount of transactions involving the payment of commissions, and 14.49% of the aggregate brokerage commissions paid by the Fund. 97.56% of the $67,545 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $30,715,138) was directed to those brokers because of research services they provided. At August 31, 2003, Lehman was not an affiliated broker of the Fund. During the fiscal year ended August 31, 2003, that Fund acquired securities of the following of its Regular B/Ds: Neuberger Berman, LLC and State Street Bank and Trust Company; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Neuberger Berman, LLC, $1,157,915.

        Insofar as Fund transactions of Neuberger Berman Century, Neuberger Berman Millennium, Neuberger Berman Partners, and Neuberger Berman Regency Funds result from active management of equity securities, and insofar as Fund transactions of Neuberger Berman Manhattan Fund result from seeking capital appreciation by selling securities whenever sales are deemed advisable without regard to the length of time the securities may have been held, it may be expected that the aggregate brokerage commissions paid by those Funds to brokers (including Neuberger Berman where it acts in that capacity) may be greater than if securities were selected solely on a long-term basis.

        The Funds may, from time to time, loan portfolio securities to Neuberger Berman, Lehman and to other affiliated broker-dealers (“Affiliated Borrowers”) in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by a Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by a Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Trustees. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for the Funds. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.

        In effecting securities transactions, each Fund generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. Each Fund plans to continue to use Neuberger Berman and/or Lehman as its broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Funds’ knowledge, no affiliate of any Fund receives give-ups or reciprocal business in connection with its securities transactions.

        The use of Neuberger Berman and Lehman as brokers for each Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. The Trust and NB Management have expressly authorized Neuberger Berman and Lehman to retain such compensation, and Neuberger Berman and Lehman Brothers, Inc. have agreed to comply with the reporting requirements of Section 11(a).

        Under the 1940 Act, commissions paid by a Fund to Neuberger Berman and Lehman in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is each Fund’s policy that the commissions paid to Neuberger Berman and Lehman must be (1) at least as favorable as commissions contemporaneously charged by each of Neuberger Berman and Lehman on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger Berman or Lehman acts as a clearing broker for another brokerage firm and customers of Neuberger Berman and Lehman considered by a majority of the Independent Fund Trustees not to be comparable to the Fund and (2) at least as favorable as those charged by other brokers having comparable execution capability in NB Management’s judgment. The Funds do not deem it practicable and in their best interests to solicit competitive bids for commissions on each transaction effected by Neuberger Berman and Lehman. However, consideration regularly is given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits Neuberger Berman and Lehman from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, a Fund unless an appropriate exemption is available.

        A committee of Independent Fund Trustees from time to time reviews, among other things, information relating to the commissions charged by Neuberger Berman and Lehman to the Funds and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger Berman and Lehman effect brokerage transactions for the Funds must be reviewed and approved no less often than annually by a majority of the Independent Fund Trustees.

        To ensure that accounts of all investment clients, including a Fund, are treated fairly in the event that Neuberger Berman receives transaction instructions regarding the same security for more than one investment account at or about the same time, Neuberger Berman may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

        Under policies adopted by the Board of Trustees, Neuberger Berman and Lehman may enter into agency cross-trades on behalf of a Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, Neuberger Berman or Lehman would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with a Fund cannot be an account over which Neuberger Berman or Lehman exercises investment discretion. A member of the Board of Trustees who is not affiliated with Neuberger Berman or Lehman reviews information about each agency cross-trade that the Funds participate in.

        Each Fund expects that it will continue to execute a portion of its transactions through brokers other than Neuberger Berman and Lehman. In selecting those brokers, NB Management considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by, and sale of Fund shares effected through, those brokers as well as any expense offset arrangements offered by the brokers.

        In certain instances Neuberger Berman specifically allocates brokerage for research services (including research reports on issuers, industries as well as economic and financial data) which may otherwise be purchased for cash. While the receipt of such services has not reduced Neuberger Berman’s normal internal research activities, Neuberger Berman’s expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, Neuberger Berman is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to Neuberger Berman by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of Neuberger Berman and may be used in connection with clients other than those client’s whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services described above, Neuberger Berman always considers its best execution obligation when deciding which broker to utilize.

        A committee comprised of officers of NB Management and employees of Neuberger Berman who are Fund managers of some of the Funds and Other NB Funds (collectively, “NB Funds”) and some of Neuberger Berman’s managed accounts (“Managed Accounts”) evaluates quarterly the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts that are not effected by Neuberger Berman. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

        The commissions paid to a broker other than Neuberger Berman and Lehman may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services benefit the Funds by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing Other NB Funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research received by NB Management from brokers effecting portfolio transactions on behalf of the Other NB Funds and by Neuberger Berman from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Funds’ benefit.

        Jon D. Brorson, John J. Zielinski and Kenneth J. Turek; Michael Fasciano; Kent C. Simons and Robert B. Corman; Judith M. Vale and Robert W. D’Alelio; Arthur Moretti; Ingrid S. Dyott and Sajjad Ladiwala; Benjamin E. Segal; Jon D. Brorson and Kenneth J. Turek; Jon D. Brorson and David H. Burshtan; S. Basu Mullick; Steven R. Brown; Andrew B. Wellington and David DiDomenico; Arthur Moretti, Ingrid S. Dyott, and Sajjad Ladiwala, each of whom is a Vice President of NB Management and a Managing Director (with the exception of Mr. DiDomenico and Mr. Ladiwala, who are Vice Presidents) of Neuberger Berman, are the persons primarily responsible for making decisions as to specific action to be taken with respect to the investments of Neuberger Berman Century, Neuberger Berman Fasciano, Neuberger Berman Focus, Neuberger Berman Genesis, Neuberger Berman Guardian, Neuberger Berman International, Neuberger Berman Manhattan, Neuberger Berman Millennium, Neuberger Berman Partners, Neuberger Berman Real Estate, Neuberger Berman Regency, and Neuberger Berman Socially Responsive Funds, respectively. Each of them has full authority to take action with respect to portfolio transactions and may or may not consult with other personnel of NB Management prior to taking such action.

Portfolio Turnover

        A Fund’s portfolio turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year. During the fiscal year ended August 31, 2003, the portfolio turnover rates for Neuberger Berman Century, Neuberger Berman Guardian, Neuberger Berman Manhattan and Neuberger Berman Millennium Funds were significantly higher than in those Funds’ previous fiscal years, due to portfolio restructuring that followed a change in the Funds’ portfolio managers. Neuberger Berman waived its brokerage commissions for trades that were part of that restructuring; other brokers did not waive commissions.

Proxy Voting

        The Board has delegated to Neuberger Berman the responsibility to vote proxies related to the securities held in the Funds’ portfolios. Under this authority, Neuberger Berman is required by the Board to vote proxies related to portfolio securities in the best interests of the Funds and their shareholders. The Board permits Neuberger Berman to contract with a third party to obtain proxy voting and related services, including research of current issues.

        Neuberger Berman has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority, including the Funds. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

        Neuberger Berman’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Institutional Shareholder Services Inc. (“ISS”) to vote proxies in accordance with Neuberger Berman’s voting guidelines.

        For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines. For non-socially responsive clients, Neuberger Berman’s guidelines adopt the voting recommendations of ISS. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

        In the event that an investment professional at Neuberger Berman believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman’s proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

        If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional present a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

        Beginning September 2004, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.

REPORTS TO SHAREHOLDERS

        Shareholders of each Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent auditors for the Fund. Each Fund’s statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

        Each Fund is a separate ongoing series of the Trust, a Delaware statutory trust organized pursuant to a Trust Instrument dated as of December 23, 1992. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has twelve separate operating series. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

        Prior to November 9, 1998, the name of the Trust was “Neuberger & Berman Equity Funds,” and the term “Neuberger Berman” in each Fund’s name (except Neuberger Berman Century, Neuberger Berman Fasciano, Neuberger Berman Real Estate and Neuberger Berman Regency Funds) was “Neuberger & Berman.”

        Description of Shares. Each Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

        Shareholder Meetings. The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Funds. The Trustees will call special meetings of shareholders of a Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund entitled to vote at the meeting.

        Certain Provisions of Trust Instrument. Under Delaware law, the shareholders of a Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.

    Other.        Because Fund Advisor Class, Trust Class and Institutional Class shares can be bought, owned and sold only through an account with an Institution, a client of an Institution may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the Institution or if the Institution no longer has a contract with NB Management to perform services. Depending on the policies of the Institution involved, an investor may be able to transfer an account from one Institution to another.

CUSTODIAN AND TRANSFER AGENT

        Each Fund has selected State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, MA 02110, as custodian for its securities and cash. State Street also serves as each Fund’s transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All Investor Class correspondence should be mailed to Neuberger Berman Funds, c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. All correspondence for other classes should be mailed to Neuberger Berman Funds, Institutional Services, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.

INDEPENDENT AUDITORS

        Each Fund (other than Neuberger Berman Century Fund, Neuberger Berman Manhattan Fund, Neuberger Berman Millennium Fund, Neuberger Berman Regency Fund, and Neuberger Berman Socially Responsive Fund) has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the independent auditors who will audit its financial statements. Neuberger Berman Century Fund, Neuberger Berman Manhattan Fund, Neuberger Berman Millennium Fund, Neuberger Berman Regency Fund, and Neuberger Berman Socially Responsive Fund have selected Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, PA, 19103, as the independent auditors who will audit their financial statements. The financial statements for the period ending August 31, 2003 for each of Neuberger Berman Century Fund, Neuberger Berman Manhattan Fund, Neuberger Berman Millennium Fund, Neuberger Berman Regency Fund, and Neuberger Berman Socially Responsive Fund were audited by KPMG LLP, 99  High Street, Boston, MA 02116, those Funds’ previous independent auditors.

LEGAL COUNSEL

        The Trust has selected Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., 2nd Floor, Washington, D.C. 20036-1221, as its legal counsel.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

        As of November 30, 2003, the following are all of the beneficial and record owners of more than five percent of each fund. Except where indicated with an asterisk, the owners listed are record owners. These entities hold these shares of record for the accounts of certain of their clients and have informed the funds of their policy to maintain the confidentiality of holdings in their client accounts, unless disclosure is expressly required by law.

Fund and Class	Name and Address	Percent Owned
Century Fund Investor Class	NEUBERGER & BERMAN TRUST CO TTEE NEUBERGER & BERMAN EMPLOYEES PROFIT SHARING PLAN UTD 05/20/71 ATTN AL BOCCARDO 605 3RD AVE FL 44 NEW YORK NY 10158-0180	5.57%
Fasciano Fund Investor Class	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	35.88%
	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF THEIR CLIENTS PO BOX 3908 CHURCH STREET STATION	7.72%
Focus Fund Investor Class	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	12.89%
Genesis Fund Investor Class	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	23.62%
	UNION CENTRAL LIFE INSURANCE CO 401K GROUP SEP ACCT ATTN MUTUAL FUNDS DEPT STATION 3 1876 WAYCROSS ROAD PO BOX 40888 CINCINNATI OH 45240-0888	7.10%
Guardian Fund Investor Class	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	17.12%
International Fund Investor Class	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	8.05%
	NEUBERGER & BERMAN TRUST CO TTEE NEUBERGER & BERMAN EMPLOYEES PROFIT SHARING PLAN UTD 05/20/71 ATTN AL BOCCARDO 1876 WAYCROSS ROAD PO BOX 40888 CINCINNATI OH 45240-0888	6.19%
	TOWN OF CHESHIRE RETIREMENT PLAN ATTN DIANE M. WALDRON DIRECTOR OF FINANCE TOWN OF CHESHIRE 84 S MAIN STREET CHESHIRE CT 06410-3108	5.59%
Manhattan Fund Investor Class	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	6.21%
Millennium Fund Investor Class	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	9.06%
	NEUBERGER & BERMAN TRUST CO TTEE NEUBERGER & BERMAN EMPLOYEES PROFIT SHARING PLAN UTD 05/20/71 ATTN AL BOCCARDO 605 3RD AVE FL 44 NEW YORK NY 10158-0180	6.66%
Partners Fund Investor Class	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	9.71%
Regency Fund Investor Class	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	14.71%
	JEWISH COMMUNAL FUND CORPORATION (NOT-FOR-PROFIT) 130 EAST 59TH ST STE 1204 NEW YORK NY 10022-1351	6.19%
Socially Responsive Fund Investor Class	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	29.50%
Focus Fund Trust Class	FIDELITY INVESTMENTS INST OPS CO AS AGENT FOR CERTAIN EE BENEFIT PL COVINGTON KY 41015	24.42%
	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 3908 CHURCH ST STATION NEW YORK NY 10008-3908	10.25%
	DELAWARE CHARTER GUARANTEE & TRUST CUST FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	10.25%
	CITIGROUP GLOBAL MARKETS INC. 00109801250 388 GREENWICH ST NEW YORK NY 10013-2375	6.48%
	AMERICAN EXPRESS TRUST CO BENEFIT OF AMERICAN EXPRESS TRUST RETIREMENT SERVICE PLANS ATTN PAT BROWN 50534 AXP FINANCIAL CTR MINNEAPOLIS MN 55474-0001	6.23%
Genesis Fund Trust Class	FIDELITY INVESTMENTS INST OPS CO AS AGENT FOR CERTAIN EE BENEFIT PL MAILZONE KWIC 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1999	26.40%
	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 3908 CHURCH ST STATION NEW YORK NY 10008-3908	7.15%
	AMERICAN EXPRESS TRUST CO BENEFIT OF AMERICAN EXPRESS TRUST RETIREMENT SERVICE PLANS ATTN PAT BROWN 50534 AXP FINANCIAL CTR MINNEAPOLIS MN 55474-0001	6.35%
	NATIONWIDE LIFE INSURANCE CO QPVA C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	5.25%
	CTC ILLINOIS TRUST CO TTEE SUN MICROSYSTEMS SAVINGS TR ATTN REGINA VERNITSKAY C/O BNY WESTERN TRUST CO 550 KEARNY ST STE 600 SAN FRANCISCO CA 94108-2599	5.16%
Guardian Fund Trust Class	FIDELITY INVESTMENTS INST OPS CO FBO TYCO RETIREMENT SAVINGS PLAN AND INVESTMENT PLAN 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1999	40.23%
	NATIONWIDE LIFE INSURANCE CO QPVA C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	16.15%
	ING NATIONAL TRUST U/A DTD 4/22/96 151 FARMINGTON AVE # T531 HARTFORD CT 06156-0001	8.32%
	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 3908 CHURCH ST STATION NEW YORK NY 10008-3908	7.82%
International Fund Trust Class	CITIGROUP GLOBAL MARKETS INC. 00109801250 388 GREENWICH ST NEW YORK NY 10013-2375	46.07%
	MFPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	27.27%
Manhattan Fund Trust Class	FIDELITY INVESTMENTS INST OPS CO AS AGENT FOR CERTAIN EE BENEFIT PL 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1999	25.88%
	ING NATIONAL TRUST U/A DTD 4/22/96 151 FARMINGTON AVE # T531 HARTFORD CT 06156-0001	22.36%
	CHASE MANHATTAN BANK TTEE VARIOUS RETIREMENT PLANS UNDER PPI RETIREMENT PROGRAMS PROFESSIONAL PENSIONS INC PO BOX 2000 MIDDLETOWN CT 06457-2000	12.85%
	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 3908 CHURCH ST STATION NEW YORK NY 10008-3908	8.59%
	ING LIFE INSURANCE AND ANNUITY CO ATTN VALUATION UNIT TS31 151 FARMINGTON AVE HARTFORD CT 06156-0001	5.38%
Millennium Fund Trust Class	NATIONAL FINANCIAL SERV CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 3908 CHURCH ST STATION NEW YORK NY 10008-3908	73.47%
	NATIONWIDE TRUST CO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	11.30%
Partners Fund Trust Class	NATIONWIDE LIFE INSURANCE CO QPVA C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	28.56%
	PRC INC C/O T ROWE PRICE FINANCIAL ATTN ASSET RECON PO BOX 17215 BALTIMORE MD 21297-1215	17.00%
	CONNECTICUT GEN LIFE INS CO CIGNA ATTN BRENDA CHRISTIAN PO BOX 2975 280 TRUMBULL ST APT H18D HARTFORD CT 06103-3509	7.78%
	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 3908 CHURCH ST STATION NEW YORK NY 10008-3908	6.97%
	FIDELITY INVESTMENTS INSTIT OPER CO AS AGENT FOR CERTAIN BENEFIT PLN 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1999	6.63%
Real Estate Fund Trust Class	NEUBERGER BERMAN LLC 001-30025-14 55 WATER ST 27TH FLOOR NEW YORK NY 10041-0004	18.29%
	PFPC WRAP SERVICES FBO NEUBERGER BERMAN 760 MOORE RD KING OF PRUSSIA PA 19406-1212	11.96%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	8.51%
	NEUBERGER & BERMAN TRUST CO TTEE NEUBERGER & BERMAN EMPLOYEES PROFIT SHARING PLAN UTD 05/20/71 ATTN AL BOCCARDO 605 3RD AVE FL 44 NEW YORK NY 10158-0180	7.63%
Regency Fund Trust Class	BOST & CO A/C TWBF2229002 FBO DIRECTED ACCOUNT PLAN MUTUAL FUND OPERATIONS PO BOX 3198 PITTSBURGH PA 15230-3198	92.66%
	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 3908 CHURCH ST STATION NEW YORK NY 10008-3908	6.11%
Socially Responsive Fund Trust Class	FIDELITY INVESTMENTS INST OPS CO AS AGENT FOR CERTAIN EE BENEFIT PL 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1999	31.49%
	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 3908 CHURCH ST STATION NEW YORK NY 10008-3908	14.08%
	DELAWARE CHARTER GUARANTEE & TRUST FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	12.40%
	CHASE MANHATTAN BANK TTEE AVON PRODUCTS INC SVNGS & STOCK OWNERSHIP 12/28/84 1345 AVENUE OF THE AMERICAS NEW YORK NY 10105-0302	11.27%
	UNION CENTRAL LIFE INSURANCE CO 401K GROUP SEP ACCT 1876 WAYCROSS RD PO BOX 40888 CINCINNATI OH 45240-0888	7.99%
Fasciano Fund Advisor Class	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	22.50%
	FIFTH THIRD BANK TTEE FBO: GVSU PENSION (COT) A/C # 16-2-8607210 PO BOX 3385 CINCINNATI OH 45263-0001	11.29%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (98055) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	10.07%
	UNION BANK TR NOMINEE SELECT BENEFIT MONTGOMERY HARDWARE CO A/C 6721001224 PO BOX 85484 SAN DIEGO CA 92186-5484	6.69%
	FIFTH THIRD BANK TTEE FBO: METRO HOSP L&G SM CAP STK A/C #16-2-8652729 PO BOX 3385 CINCINNATI OH 45263-0001	6.16%
	MCB TRUST SERVICES AS AGENT FOR CITIZENS BANK AS TRUSTEE FBO T.W. PHILLIPS GAS SALARY 401(K) PLA 870 WESTMINSTER PROVIDENCE RI 02902-0001	5.40%
	FIFTH THIRD BANK FBO METRO HOSP CRED A/C# 16160028652737 PO BOX 3385 CINCINNATI OH 45263-0001	5.12%
Focus Fund Advisor Class	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	27.78%
	TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY (TI) NEW 1150 SOUTH OLIVE ST T-10-05 LOS ANGELES CA 90015-2249	20.65%
	FIRST UNION NAT'L BANK TTEE FBO FUNB REINVESTMENT ACCOUNT A/C# 1080824434 1525 W WT HARRIS BLVD NC-1151 CHARLOTTE NC 28262-8522	10.50%
	VALIC TRUST CO AS CUSTODIAN FBO FIRST HEALTH OF THE CAROLINAS INC MATCHING SVINGS PLAN DTD 1/1/01 2929 ALLEN PKWY # L14-30 HOUSTON TX 77019-7100	5.25%
Genesis Fund Advisor Class	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	18.21%
	FIRST UNION NATIONAL BANK FBO VARIOUS RETIREMENT PLANS A/C #1080827609 1525 W WT HARRIS BLVD CMGNC1151 CHARLOTTE NC 28262-8522	11.14%
	TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY (TI) NEW 1150 SOUTH OLIVE ST T-10-05 LOS ANGELES CA 90015-2249	9.81%
	FIRST UNION NATIONAL BANK CUSTODIAN FOR VARIOUS RETIREMENT PLANS ACCT# 1080823676 1525 W WT HARRIS BLVD CMGNC1151 CHARLOTTE NC 28262-8522	5.43%
	FIRST UNION NATIONAL BANK CUSTODIAN FOR VARIOUS RETIREMENT PLANS ACCT# 1080823676 1525 W WT HARRIS BLVD CMGNC1151 CHARLOTTE NC 28262-8522	5.34%
	DELAWARE CHARTER GUARANTEE & TRUST CUST FBO PRINCIPAL MUTUAL LIFE INS CO DTD 1/1/96 PO BOX 8704 1013 CENTRE RD WILMINGTON DE 19805-1265	5.05%
Guardian Fund Advisor Class	TRAVELERS LIFE & ANNUITY SHAREHOLDER ACCOUNTING UNIT PO BOX 990027 HARTFORD CT 06199-0027	96.88%
Manhattan Fund Advisor Class	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC (FIIOC) AS AGENT FOR MILLENNIUM PHARMACEUTICALS INC 401K PLAN AND TRUST 10181 100 MAGELLAN WAY KWIC COVINGTON KY 41015-1999	39.97%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	9.20%
	FIDELITY INVESTMENTS INSTITUTIONAL OPS CO UNC AS AGENT FOR GALLAGHER F LUID SEALS INC 401K & PSP-10490 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1999	8.08%
	MFPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	7.76
Millennium Fund Advisor Class	NEUBERGER BERMAN LLC 001-30025-14 55 WATER ST 27TH FLOOR NEW YORK NY 10041-0004	55.91%
	HARTFORD LIFE INSURANCE CO SEPARATE ACCOUNT TK ATTN DAVID TEN BROECK 200 HOPMEADOW ST SIMSBURY CT 06089-9793	31.02%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	6.22%
Partners Fund Advisor Class	TRAVELERS LIFE & ANNUITY SHAREHOLDER ACCOUNTING UNIT PO BOX 990027 HARTFORD CT 06199-0027	88.24%
Genesis Fund Institutional Class	BANK OF NEW YORK AS CUSTODIAN SAVINGS PLAN FOR EMPLOYEES AND PARTNERS OF PRICWATERHOUSE COOPERS LLP ATTN YVONNE SMITH 1 WALL ST FL12 NEW YORK NY 10286-0001	27.96%
	FIDELITY INVESTMENTS INST OPS CO AS AGENT FOR CERTAIN EE BENEFIT PL MAILZONE KWIC 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1999	14.30%
	RETIREMENT BENEFIT ACCUMULATION PLAN FOR EMPLOYEES OF PRICEWATERHOUSECOOPERS LLP BANK OF NEW YORK AS CUSTODIAN ONE WALL STREET 12TH FLOOR NEW YORK NY 10286-0001	12.16%
	BANK OF NEW YORK AS CUSTODIAN PARTNERS OF PRICEWATERHOUSECOOPERS PROFIT SHARING PLAN ATTN YVONNE SMITH 1 WALL ST FL 12 NEW YORK NY 10286-0001	9.26%
HSBC L&F INDEMNITY LIMITED BELVEDERE BUILDING 69 PITTS BAY RD PEMBROKE BERMUDA	8.00%
	PERSHINNG LLC ATTN MUTUAL FUNDS PO BOX 2052 JERSEY CITY NJ 07303-2052	5.11%

REGISTRATION STATEMENT

        This SAI and the Prospectuses do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. The registration statement, including the exhibits filed therewith, may be examined at the SEC’s offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Funds.

        Statements contained in this SAI and in the Prospectuses as to the contents of any contract or other document are not necessarily complete. In each instance where reference is made to the copy of any contract or other document filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

        The following financial statements and related documents are incorporated herein by reference from the Funds’ Annual Report to shareholders for the fiscal year ended August 31, 2003:

The audited financial statements of Neuberger Berman Fasciano Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund, Neuberger Berman Partners Fund, and Neuberger Berman Real Estate Fund, notes thereto, and the reports of Ernst & Young LLP, independent auditors, with respect to such audited financial statements.

The audited financial statements of Neuberger Berman Century Fund, Neuberger Berman Manhattan Fund, Neuberger Berman Millennium Fund, Neuberger Berman Regency Fund, and Neuberger Berman Socially Responsive Fund, notes thereto, and the reports of KPMG LLP, independent auditors, with respect to such audited financial statements.

Appendix A

RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

S&P corporate bond ratings:

        AAA — Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

        AA — Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

        A — Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

        BBB — Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

        BB, B, CCC, CC, C — Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        CI — The rating CI is reserved for income bonds on which no interest is being paid.

        D — Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

        Plus (+) or Minus (-) — The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

Moody’s corporate bond ratings:

        Aaa — Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

        Aa — Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as “high grade bonds.” They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

        A — Bonds rated A possess many favorable investment attributes and are considered to be upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

         Baa — Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba — Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B — Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa — Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca — Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C — Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Modifiers — Moody’s may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

S&P commercial paper ratings:

        A-1 — This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

Moody’s commercial paper ratings

        Issuers rated Prime-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

— Leading market positions in well-established industries.

—High rates of return on funds employed.

— Conservative capitalization structures with moderate reliance on debt and ample asset protection.

— Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

— Well-established access to a range of financial markets and assured sources of alternate liquidity.